UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2012

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
Inflation Protected Securities
Short Duration Government
Short Duration Income
Ultra-Short Duration Government

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

■	ULTRA-SHORT DURATION GOVERNMENT

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	39

Financial Statements	72

Financial Highlights	80

Notes to Financial Statements	92

Report of Independent Registered Public Accounting Firm	119

Other Information	120

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated fixed income securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

The Goldman Sachs Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including mortgage-backed securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and
Government Fixed Income Funds

Market Review

Fixed income market performance during the 12 months ended March 31, 2012 (the “Reporting Period”) was dominated by volatility during the summer of 2011 as Europe’s sovereign debt crisis and concerns over the economic outlook and the U.S. debt ceiling drove investors into government bonds.

Indeed, safe haven demand contributed to a sharp decline in government bond yields and strong returns on U.S. Treasury securities. For example, the yield on the 10-year U.S. Treasury note ended the Reporting Period at 2.22%, down from 3.45% at the start of April 2011. As a result, the total return on the 10-year U.S. Treasury note was 14.97% for the Reporting Period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline and vice versa.) Most of this rally can be attributed to the third quarter of 2011 when the 10-year U.S. Treasury note produced a total return of more than 12%, its highest quarterly total return since the fourth quarter of 2008, the months immediately following the Lehman Brothers bankruptcy.

Non-Treasury sectors, such as corporate bonds, were extremely volatile during the Reporting Period, as investor risk appetite fluctuated. From August 2011 through February 2012, monthly returns on investment grade corporate bonds relative to U.S. Treasury security returns were consistently among the worst — and best — in history. For instance, investment grade corporate bonds underperformed U.S. Treasury securities by 1.92% in September and then outperformed U.S. Treasury securities by 2.73% in October. Performance in the high yield corporate bond and emerging market debt sectors exhibited similar volatility.

Looking at the Reporting Period more closely, we note that investor demand for non-Treasury sectors was relatively strong at the start of the Reporting Period in April 2011, as the U.S. economy appeared poised for faster growth. However, risk appetite began to decline in May, as rising oil prices cut into consumers’ disposable income and the natural and nuclear disasters in Japan created disruptions in global supply chains. Further, economic data released in May revealed that U.S. auto production had plunged more than 10% in April compared to March and that consumer spending in April had grown at its slowest rate in eight months.

Investors’ risk appetite continued to fluctuate significantly through the summer and autumn months as sovereign debt turmoil in Europe spread to the financial sector, and policymakers in the U.S. and Europe took steps to address the risks to economic growth and the financial markets. In September, the U.S. Federal Reserve Board the (“Fed”) announced a new program dubbed “Operation Twist” to extend the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spur spending and investment. In December, the European Central Bank (“ECB”) announced a new program that would provide three-year loans to financial institutions in an effort to ease financing challenges in the Eurozone.

The new policy measures from the Fed and the ECB coincided with a fourth calendar quarter rebound in U.S. economic growth, as supply chain disruptions related to Japan faded and oil prices retreated from the highs seen earlier in 2011. As a result, investors became more optimistic about the outlook for the U.S. economy, leading to a rally among non-Treasury sectors of the fixed income market that would stretch from December 2011 through the end of the Reporting Period in March 2012. The rally was further supported by successful negotiations over Greece’s debt restructuring, which led to broad participation by private investors and eased market concerns about the risks of a disorderly debt restructuring.

MARKET REVIEW

While non-Treasury sectors finished the Reporting Period on a strong note, declines from earlier in the fiscal year generally caused corporate bonds to modestly underperform U.S. Treasury securities for the Reporting Period overall. More specifically, investment grade corporate bonds underperformed U.S. Treasury securities by 0.64% for the Reporting Period, despite outperforming U.S. Treasury securities by 3.78% in the first quarter of 2012. Still, other non-Treasury sectors, including commercial mortgage-backed securities and emerging market debt, outperformed U.S. Treasury securities for the Reporting Period. In our view, the relatively better performance in these sectors was largely driven by the fact that the commercial real estate sector and emerging markets had less direct exposure to the turmoil in Europe than the corporate sector, which, in turn, depends on comparatively stable financial markets to refinance maturing debt. (All returns are as measured by various Barclays indices.)

Looking Ahead

At the end of 2011, we had thought the risks to U.S. economic growth were tilted to the downside, primarily due to the effect that sovereign debt turmoil in Europe was having on U.S. financial conditions. However, U.S. financial conditions eased significantly during the first months of 2012, and thus at the end of the Reporting Period, we believed the risks to our above-consensus forecast of 2.5% growth in the U.S. economy for calendar 2012 were more balanced and perhaps even tilted to the upside.

The primary reason we were more optimistic about U.S. economic growth at the end of the Reporting Period than we were just a few months prior was that easier financial conditions had been accompanied by relatively steady improvement in economic data. Of course, the U.S. economy also appeared to have upward momentum in early 2011 only to falter as oil prices rose and confidence declined amid the sovereign debt situation in Europe and the U.S. debt ceiling debate. However, we think the U.S. was in a better position at the end of March 2012 than it was in early 2011. First, the decline in unemployment suggests to us that the U.S. economic recovery is on firmer footing. Second, we believe that the U.S. should be somewhat insulated from higher oil prices due to the drop in domestic natural gas prices. Third, we believe that the ECB’s willingness to be aggressive in preventing sovereign debt challenges from spilling over into the banking system should remove some of the contagion threat that worried financial markets in 2011.

Despite the positive supporting factors for the near term view, we remained at the end of the Reporting Period somewhat cautious on the U.S. economic outlook over the longer term due mainly to the potential for rising interest rates and tighter fiscal policy. We believe rising interest rates could become a headwind for the U.S. if the economy continues to grow and inflation expectations begin to rise. While we see higher interest rates primarily as a longer-term risk, stronger economic growth data had already led to a rise in market-implied inflation expectations by the end of the Reporting Period, and interest rates had already risen from their lows. Similarly, we think fiscal policy is unlikely to derail economic growth or financial markets in the near term. However, based on current law, U.S. fiscal policy could subtract more than 2.5 percentage points from economic growth in 2013. We believe policymakers will likely try to reduce the fiscal drag scheduled for next year but are unlikely to focus on this effort until after the presidential election in November. As a result, we do not expect major debates about fiscal policy in the near term, but we see the potential for difficult negotiations in December that could weigh on market confidence.

MARKET REVIEW

In our view, the longer-term outlook for the U.S. economy may depend on how much momentum the economy is able to sustain heading into 2013. If the U.S. is able to avoid another slowdown this year, we think the U.S. economy could get an additional boost in 2013 from the housing market, which appears to be close to a bottom. We also see some long-term upward potential in the so-called “manufacturing renaissance” in the U.S., which is being driven by a combination of cheap natural gas, declining U.S. wages, a less-strong U.S. dollar and the relatively flexible corporate and labor market structures in the U.S.

Considering our above-consensus outlook for U.S. economic growth and the apparent decrease in downside risks to our base case scenario, our bias is to position the Goldman Sachs Short Duration and Government Fixed Income Funds for rising interest rates and further rallies in corporate bonds and non-agency mortgage securities. We think U.S. interest rates could rise even if economic growth slows, as signs of economic weakness would likely prompt another round of quantitative easing by the Fed that we believe would increase market concerns about future inflation. However, we intend to take a tactical approach in both our corporate credit and interest rate strategies in the months ahead given our view that Europe remains a risk that could flare up again at any time. In addition, as mentioned, U.S. interest rates have already increased from their lows, and corporate bond excess returns over U.S. Treasury securities year-to-date through March 2012 were among the highest on record. Our positive view on non-agency mortgage securities is a longer-term view, as we believe non-agency mortgage securities were already priced, at the end of the Reporting Period, for significant default risk and the U.S. housing sector should be more insulated from Europe-related risks compared to the corporate sector. At the end of the Reporting Period, we were neutral on the U.S. dollar, preferring to position for stronger U.S. economic growth through exposure to the Mexican peso and Canadian dollar.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated average annual total returns, without sales charges, of -0.19%, -0.93%, 0.05%, -0.09% and 0.06%, respectively. These returns compare to the 0.31% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.20% and 0.41%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds, covered bonds and government/agency securities also boosted results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively, albeit modestly, to the Fund’s results during the Reporting Period, with allocations to covered bonds and asset-backed securities helping most. The positive effect of the Fund’s allocation to covered bonds, which are debt securities backed by cash flows from mortgage loans or public sector loans, was primarily seen late in the Reporting Period, as risk assets rallied during the first quarter of 2012. Partially offsetting this positive contribution was the detracting effect of an underweighted allocation to U.S. government securities, especially during the summer months when interest rates rallied due to risk aversion heightened by the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. sovereign credit rate and intensification of worries surrounding Eurozone sovereign debt. An exposure to U.S. agency debentures also detracted from the Fund’s results. Such positioning particularly hurt in November when risk appetite decreased due to a worsening of conditions in the Eurozone. As a result, agency bonds underperformed U.S. Treasuries, the latter of which then benefited from safe haven asset flows.

Individual selection of corporate bonds added value, especially holdings of bonds at the short-term end of the corporate yield curve, or spectrum of maturities. Such positioning offset the negative impact of exposure to the highest credit quality corporate issues, which lagged in comparison. Selection of covered bonds and government/ agency securities also boosted the Fund’s relative results during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. A shorter duration than the benchmark index, especially in the five-year segment of the U.S. Treasury yield curve, held during the spring and summer months detracted from the Fund’s performance most. Interest rates declined steadily during those months as slowing global economic growth, the debt ceiling debate in the U.S. Congress, Standard & Poor’s downgrade of the U.S. sovereign debt rating and an intensification of worries surrounding the Eurozone sovereign debt crisis combined to send yields lower. We shifted to a neutral duration position relative to the benchmark index in August and then to a duration position modestly longer than that of the benchmark index in September. We then established a duration position modestly shorter than that of the benchmark index late in 2011, a stance that was largely maintained for the remainder of the Reporting Period. However, the Fund ended the Reporting Period with an essentially neutral duration position relative to the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s position in U.S. Treasury obligations and agency debentures and decreased its exposure to government-guarantee obligations and short-term debentures. Also, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the benchmark index. We maintained that position through the end of July. During the month of August, the Fund held a neutral duration position relative to the benchmark index, and then Fund duration was lengthened to a longer position than the benchmark index by the end of September. We then established a modestly shorter than benchmark index duration position late in 2011, which was largely held until the end of the Reporting Period, when the Fund held a neutral duration position relative to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency- issued debentures, as well as asset-backed securities and investment-grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

	Fund Total	Goldman Sachs	Six-Month	One-Year	30-Day	30-Day
	Return	Enhanced	U.S.	U.S.	Standardized	Standardized
April 1, 2011–	(based	Income Fund	Treasury	Treasury	Subsidized	Unsubsidized
March 31, 2012	on NAV)[1]	Composite Index[2]	Bill Index[3]	Note Index[3]	Yield[4]	Yield[4]

Class A	-0.19%	0.31%	0.20%	0.41%	0.41%	0.36%
Class B	-0.93	0.31	0.20	0.41	-0.33	-0.38
Institutional	0.05	0.31	0.20	0.41	0.75	0.70
Administration	-0.09	0.31	0.20	0.41	0.50	0.45
Class IR	0.06	0.31	0.20	0.41	0.66	0.61

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index. The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.72%	1.47%	1.92%	2.56%	8/2/00
Class B	-5.87	N/A	N/A	0.43	6/20/07
Institutional	0.05	2.11	2.44	3.06	8/2/00
Administration	-0.09	1.92	2.21	2.83	8/2/00
Class IR	0.06	N/A	N/A	0.35	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional, Class IR and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.63%	0.68%
Class B	1.38	1.43
Institutional	0.29	0.34
Administration	0.54	0.59
Class IR	0.38	0.43

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[9]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the One-Year T-Note Index, Six-Month T-Bill Index, and the Goldman Sachs Enhanced Income Fund Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Administration and IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	-0.19%	1.78%	2.07%	2.69%
Including sales charges	-1.72%	1.47%	1.92%	2.56%

Class B (Commenced June 20, 2007)
Excluding sales charges	-0.93%	N/A	N/A	0.86%
Including sales charges	-5.87%	N/A	N/A	0.43%

Institutional (Commenced August 2, 2000)	0.05%	2.11%	2.44%	3.06%

Administration (Commenced August 2, 2000)	-0.09%	1.92%	2.21%	2.83%

Class IR (Commenced July 30, 2010)	0.06%	N/A	N/A	0.35%

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 6.32%, 5.53%, 5.53%, 6.69%, 6.17%, 6.59% and 6.07%, respectively. These returns compare to the 7.07% average annual total return of the Fund’s benchmark, the Barclays Government/Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Within our top-down strategies, our cross-sector strategy also detracted from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection within the collateralized and government/agency sectors contributed most positively to the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s exposure to non-agency mortgage-backed securities and to commercial mortgage-backed securities, implemented via our cross-sector strategy, detracted from relative results during the Reporting Period. Amid slowing global economic growth and heightened global risks, risk sectors in general underperformed U.S. Treasury securities during the second and third quarters of 2011. The Fund gained back some losses during the first quarter of 2012 amid broad recovery in riskier assets. The Fund’s exposure to commercial mortgage-backed securities detracted from performance particularly during August when heightened market stress resulted from Standard & Poor’s unprecedented downgrade of U.S. sovereign debt.

During the Reporting Period, individual issue selection within the collateralized and government/agency sectors contributed positively. Security selection within the collateralized sector was driven by our bias toward lower coupon agency mortgage-backed securities. During the first quarter of 2012, the markets re-priced the risk inherent in higher coupon mortgages, reflecting the potential impact of changes to the Home Affordable Refinance Program, or HARP. (HARP is the program made available to homeowners who have a good and solid payment history on an existing mortgage owned by Fannie and Freddie Mac. Under this program, a homeowner who is regular on mortgage payments, but unable to refinance to a lower interest rate because of a decrease in home value, would be eligible to refinance their loan to take advantage of today’s lower mortgage rates.) In addition, our selection of specific agency bonds contributed positively to the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning detracted from the Fund’s performance during the Reporting Period. The Fund’s shorter U.S. duration relative to the Barclays Index during the second quarter of 2011 and part of the third quarter hurt most, as U.S. Treasury yields fell with slowing economic growth expectations and increasing global risks. We shifted to a longer U.S. duration compared to the Barclays Index following the Federal Reserve Board’s (“the Fed”) commitment to maintain an accommodative monetary policy. The Fund regained some losses amid a sharp rise in U.S. Treasury rates during the first quarter of 2012. We shortened the Fund’s duration again during the first quarter as the U.S. economic growth outlook appeared brighter.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically shifted the Fund’s agency mortgage-backed securities positioning throughout the Reporting Period as market conditions changed. For example, we shifted to an overweighted position in agency mortgage-backed securities following the Fed’s decision to start re-investing asset paydowns into mortgage-backed securities. We subsequently moved to an underweighted position in agency mortgage- backed securities following strong performance by the sector during January 2012. The Fund maintained exposure to non-agency mortgage-backed securities throughout the Reporting Period. We decreased the Fund’s allocations to U.S. Treasury obligations and short-term investments during the Reporting Period

Also, as discussed earlier, we shifted the Fund’s duration position from shorter than that of the Barclays Index to longer than that of the Barclays Index position during the third calendar quarter amid the Fed’s easing bias and outlook for continuation of subdued economic growth. We shortened the Fund’s duration again during the first quarter as the U.S. economic growth outlook appeared brighter.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	At the end of March 2012, the Fund had overweighted allocations relative to the Barclays Index in quasi-government securities, including agency non-government guaranteed securities and government-guaranteed corporate bonds, as well as in asset-backed securities. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities. The Fund had a modestly longer duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays	30-Day	30-Day
April 1, 2011–	Fund Total Return	Government/	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Mortgage Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	6.32%	7.07%	0.55%	0.44%
Class B	5.53	7.07	-0.17	-0.28
Class C	5.53	7.07	-0.17	-0.28
Institutional	6.69	7.07	0.90	0.79
Service	6.17	7.07	0.41	0.30
Class IR	6.59	7.07	0.82	0.71
Class R	6.07	7.07	0.32	0.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.36%	4.45%	4.52%	5.54%	2/10/93
Class B	0.41	4.06	4.27	5.27	5/1/96
Class C	4.51	4.47	4.14	4.63	8/15/97
Institutional	6.69	5.60	5.29	5.80	8/15/97
Service	6.17	5.08	4.77	5.28	8/15/97
Class IR	6.59	N/A	N/A	5.12	11/30/07
Class R	6.07	N/A	N/A	4.64	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	0.99%
Class B	1.66	1.74
Class C	1.66	1.74
Institutional	0.57	0.65
Service	1.07	1.15
Class IR	0.66	0.74
Class R	1.16	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Government/Mortgage Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	6.32%	5.25%	4.91%	5.75%
Including sales charges	2.36%	4.45%	4.52%	5.54%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	5.53%	4.47%	4.27%	5.27%
Including contingent deferred sales charges	0.41%	4.06%	4.27%	5.27%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.53%	4.47%	4.14%	4.63%
Including contingent deferred sales charges	4.51%	4.47%	4.14%	4.63%

Institutional (Commenced August 15, 1997)	6.69%	5.60%	5.29%	5.80%

Service (Commenced August 15, 1997)	6.17%	5.08%	4.77%	5.28%

Class IR (Commenced November 30, 2007)	6.59%	N/A	N/A	5.12%

Class R (Commenced November 30, 2007)	6.07%	N/A	N/A	4.64%

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 11.99%, 11.24%, 12.34%, 12.16% and 11.70%, respectively. These returns compare to the 12.17% average annual total return of the Fund’s benchmark, the Barclays U.S. TIPS Index (“Barclays Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period.

Despite volatility in financial markets, TIPS generally performed well as inflationary pressures continued to build, especially early in the Reporting Period. During the second calendar quarter, rising headline inflation was driven in large part by the supply-chain disruption triggered by Japan’s earthquake and tsunami. (Headline inflation, as distinguished from core inflation, takes food and energy prices into account.) Specifically, the disruption created scarcity in the existing inventory of automobiles, driving domestic prices of autos and trucks higher. Core inflation trended higher as well, driven by rising owner’s equivalent rent. (Owner’s equivalent rent (OER) is the amount of rent that could be paid to substitute a currently owned house for an equivalent rental property. OER is one of the two main components of the Consumer Price Index, which measure the average change over time in the prices paid by consumers for a market basket of goods and services.) Later in 2011, headline inflation subsequently slowed, as commodity prices fell amid heightened global risk premia and fading effects from the supply-chain disruption. During the first quarter of 2012, the market’s inflation expectations started to re-build amid an improving U.S. economic growth outlook and also as driven by the continuation of accommodative monetary policy by the Federal Reserve Board (“the Fed”).

Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall. In addition, our active management around TIPS auctions contributed positively to the Fund’s results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning detracted from the Fund’s performance during the Reporting Period. The Fund’s shorter U.S. duration relative to the Barclays Index during the second quarter of 2011 and part of the third quarter hurt most, as U.S. Treasury yields fell with slowing economic growth expectations and increasing global risks. We shifted to a longer U.S. duration compared to the Barclays Index following the Fed’s commitment to maintain an accommodative monetary policy. The Fund regained some losses amid a sharp rise in U.S. Treasury yields during the first quarter of 2012. We shortened the Fund’s duration again during the first quarter as the U.S. economic growth outlook appeared brighter.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed the inflation exposure in the Fund via varying allocations to TIPS throughout the Reporting Period. Also, as already discussed, we shifted the Fund’s duration position from shorter than that of the Barclays Index to longer than that of the Barclays Index position during the third calendar quarter amid the Fed’s easing bias and outlook for continuation of subdued economic growth. We shortened the Fund’s duration again during the first quarter as the U.S. economic growth outlook appeared brighter.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	At the end of March 2012, the Fund had more than 99% of its total net assets invested in TIPS, with the remainder in cash or cash equivalents. The Fund had a modestly longer duration than the benchmark index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund
as of March 31, 2012

PERFORMANCE REVIEW

			30-Day	30-Day
April 1, 2011–	Fund Total Return	Barclays U.S.	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	TIPS Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Class A	11.99%	12.17%	2.70%	2.31%
Class C	11.24	12.17	2.31	1.65
Institutional	12.34	12.17	3.14	2.73
Class IR	12.16	12.17	3.05	2.66
Class R	11.70	12.17	2.56	2.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Since Inception	Inception Date

Class A	7.77%	6.54%	8/31/07
Class C	10.15	6.73	8/31/07
Institutional	12.34	7.88	8/31/07
Class IR	12.16	6.71	11/30/07
Class R	11.70	6.23	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.62%	0.83%
Class C	1.37	1.58
Institutional	0.28	0.49
Class IR	0.37	0.58
Class R	0.87	1.08

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to exclusion of certain derivatives, if any, as listed in the Additional Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.3 at March 31, 2012 and March 31, 2011.

[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	11.99%	7.44%
Including sales charges	7.77%	6.54%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	11.24%	6.73%
Including contingent deferred sales charges	10.15%	6.73%

Institutional (Commenced August 31, 2007)	12.34%	7.88%

Class IR (Commenced November 30, 2007)	12.16%	6.71%

Class R (Commenced November 30, 2007)	11.70%	6.23%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 1.10%, 0.62%, 0.65%, 1.45%, 0.84% and 1.25%, respectively. These returns compare to the 1.38% average annual total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, during the same time period. To compare, the Barclays U.S. Government Bond Index (1- 3 Year) returned 1.47% for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning and cross-sector strategies detracted most from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst agency mortgage-backed securities, agency debentures and U.S. government securities contributed most positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning detracted from the Fund’s results during the Reporting Period, with exposures to agency mortgage- backed securities and agency debentures hurting most. Agency mortgage-backed securities underperformed U.S. Treasuries in the summer months, as risk assets sold off amidst increased investor risk aversion. The Fund’s exposure to U.S. agency debentures detracted from the Fund’s results, particularly in November when risk appetite decreased due to a worsening of conditions in the Eurozone. As a result, agency bonds underperformed U.S. Treasuries, the latter of which then benefited from safe haven asset flows.

On the positive side, effective individual selection of agency mortgage-backed securities added value during the Reporting Period. In particular, the Fund’s exposure to agency adjustable-rate mortgages (“ARMs”) and collateralized mortgage obligations (“CMOs”) boosted the Fund’s results. In addition, effective individual selection of U.S. agency debentures and U.S. government securities contributed positively to the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. A shorter duration than that of the benchmark index in the three-year segment of the U.S. Treasury yield curve and at the long-term end of the U.S. Treasury yield curve during the spring and summer months detracted from the Fund’s performance most. Interest rates declined steadily during those months as slowing global economic growth, the debt ceiling debate in the U.S. Congress, Standard & Poor’s downgrade of the U.S. sovereign debt rating and an intensification of worries surrounding the Eurozone sovereign debt crisis combined to send yields lower. On the other hand, a longer duration than that of the benchmark index in the intermediate segment of the U.S. Treasury yield curve positively impacted the Fund’s performance during these months. We shifted to a longer duration position than that of the benchmark index in August in response to declining yields. The Fund ended the Reporting Period with a neutral duration position relative to the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	While we did not make any major sector changes, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. During the spring months and in July, the Fund held a shorter duration position than that of the benchmark index in anticipation of higher market yields. This position gave way to a longer duration position than that of the benchmark index in August in response to declining yields, and such positioning was, for the most part, held until November. At the end of the Reporting Period, the Fund held a neutral duration position relative to the benchmark index.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund
as of March 31, 2012

PERFORMANCE REVIEW

			Barclays	30-Day	30-Day
	Fund Total	Two-Year	U.S. Government	Standardized	Standardized
April 1, 2011–	Return (based	U.S. Treasury	Bond Index	Subsidized	Unsubsidized
March 31, 2012	on NAV)[1]	Note Index[2]	(1-3 Year)[3]	Yield[4]	Yield[4]

Class A	1.10%	1.38%	1.47%	0.18%	0.11%
Class B	0.62	1.38	1.47	-0.08	-0.64
Class C	0.65	1.38	1.47	-0.08	-0.63
Institutional	1.45	1.38	1.47	0.52	0.45
Service	0.84	1.38	1.47	0.03	-0.05
Class IR	1.25	1.38	1.47	0.43	0.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Government Bond Index (1-3 Year) includes fixed income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.45%	3.64%	3.37%	4.26%	5/1/97
Class B	-1.37	3.40	3.03	4.04	5/1/97
Class C	0.00	3.33	2.83	3.53	8/15/97
Institutional	1.45	4.33	3.91	5.62	8/15/88
Service	0.84	3.79	3.39	4.37	4/10/96
Class IR	1.25	N/A	N/A	3.72	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase prior to September 30, 2010; 0.65% if redeemed within 12 months of purchase effective September 30, 2012). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.84%	0.87%
Class B	1.44	1.62
Class C	1.24	1.62
Institutional	0.50	0.53
Service	1.00	1.03
Class IR	0.59	0.62

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year T-Note Index, as well as the Barclays U.S. Government Bond Index (1-3 Year), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year		Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.10%		3.96%	3.53%	4.36%
Including sales charges	-0.45%		3.64%	3.37%	4.26%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	0.62%		3.40%	3.03%	4.04%
Including contingent deferred sales charges	-1.37%		3.40%	3.03%	4.04%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.65%		3.33%	2.83%	3.53%
Including contingent deferred sales charges	0.00%	*	3.33%	2.83%	3.53%

Institutional (Commenced August 15, 1988)	1.45%		4.33%	3.91%	5.62%

Service (Commenced April 10, 1996)	0.84%		3.79%	3.39%	4.37%

Class IR (Commenced November 30, 2007)	1.25%		N/A	N/A	3.72%

*	Amount is less than 0.005%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective and Principal Strategy

The Fund seeks total return consisting of income and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. or foreign fixed income securities. These fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities, collateralized loan obligations, agency and privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities, asset-backed securities, high yield non-investment grade fixed income securities, high yield floating rate loans and sovereign and corporate debt of issuers located in or tied economically to emerging countries. The Fund may also invest in fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and may purchase securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies. The Fund may not invest, in the aggregate, more than 20% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in (i) emerging countries debt; (ii) non-investment grade fixed income securities; and (iii) collateralized loan obligations.

Portfolio Management Discussion and Analysis

The Goldman Sachs Short Duration Income Fund (the “Fund”) launched on February 29, 2012. Below is the Fund’s performance for the one-month period from the Fund’s inception on February 29, 2012 through March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.34%, -0.28%, -0.21%, -0.22% and -0.25%, respectively. These returns compare to the -0.04% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. Corporate 1-5 Year Index and 50% of the Barclays U.S. Government 1-5 Year Index, which generated cumulative total returns of 0.10% and -0.18%, respectively, over the same time period. To compare, the Barclays U.S. Government/Credit 1-5 Year Index generated a cumulative total return of -0.09% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As the Fund launched on February 29, 2012, its portfolio was being built up during the Reporting Period. Thus, initial transaction costs had a heavier impact on performance than they would during a six-month or 12-month reporting period. Because the Reporting Period only covered a one month period, attribution provided for such a brief Reporting Period is not reflective of the Fund’s strategy or performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund may use derivatives and similar instruments instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. During the Reporting Period, the Fund used forward foreign currency transactions to gain exposure to specific currencies for both investment and hedging purposes, as we sought to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on February 29, 2012, it was not a matter of making changes during the Reporting Period but of building the portfolio.

Q	How was the Fund positioned at the end of March 2012?

A	At the end of the Reporting Period, the Fund had built an emphasis on investment grade corporate credit, leveraging our Fixed Income Team’s deep credit resources and capabilities. As of March 31, 2012, the Fund had approximately 40% of its net assets in investment grade corporate credit, approximately 23% in U.S. Treasury securities, 11% in asset-backed securities and 10% in agency collateralized securities. The Fund also had exposure to high yield corporate bonds, emerging market debt and cash at the end of the Reporting Period, which, in aggregate, totaled less than 20% of its total assets per the limitations set forth in the prospectus.

FUND BASICS

Short Duration Income Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Barclays
		USD	Barclays
	Fund Total	Corporate	1-5 Year	Short Duration	30-Day	30-Day
	Return	Bonds	U.S.	Income Fund	Standardized	Standardized
Feb. 29, 2012–	(based on	Index, 1-5	Government	Composite	Subsidized	Unsubsidized
March 31, 2012	NAV)[1]	Years[2]	Index[3]	Index[4]	Yield[5]	Yield[5]

Class A	-0.34%	0.10%	-0.18%	-0.04%	0.95%	-8.11%
Class C	-0.28	0.10	-0.18	-0.04	0.55	-11.57
Institutional	-0.21	0.10	-0.18	-0.04	1.26	-10.43
Class IR	-0.22	0.10	-0.18	-0.04	1.13	-10.67
Class R	-0.25	0.10	-0.18	-0.04	0.65	-11.12

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays USD Corporate Bonds Index, 1-5 Years provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. It is not possible to invest directly in an index.

[3]	The Barclays 1-5 Year Government Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. It is not possible to invest directly in an index.

[4]	The Short Duration Income Composite Index is comprised of the Barclays USD Corporate Bonds Index, 1-5 Years (50%) and the Barclays 1-5 Year Government Index (50%).

[5]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[6]

For the period ended 3/31/12	Since Inception	Inception Date

Class A	-1.81%	2/29/2012
Class C	-0.93	2/29/2012
Institutional	-0.21	2/29/2012
Class IR	-0.22	2/29/2012
Class R	-0.25	2/29/2012

[6]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.79%	1.19%
Institutional	1.19	1.94
Service	0.45	0.85
Class IR	0.54	0.94
Class R	1.04	1.44

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least March 1, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[8]

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and repurchase agreements. Figures in the graph may not sum up to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs Ultra-Short Duration Government Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Ultra-Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.21%, 0.01%, -0.44% and -0.08%, respectively. These returns compare to the 0.31% average annual total return of the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Composite Index”) during the same period. The Ultra-Short Duration Government Composite Index is comprised 50% of the Six-Month U.S. Treasury Bill Index and 50% of the One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.20% and 0.41%, respectively over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst agency mortgage-backed securities and agency debentures contributed most positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively, albeit modestly, to the Fund’s results during the Reporting Period, with an allocation to asset-backed securities helping most as risk assets rallied during the first quarter of 2012. Partially offsetting this positive contribution was the detracting effect of an underweighted allocation to U.S. government securities, especially during the summer months when interest rates rallied due to risk aversion heightened by the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. sovereign credit rate and intensification of worries surrounding Eurozone sovereign debt. An exposure to U.S. agency debentures also detracted from the Fund’s results. Such positioning particularly hurt in November when risk appetite decreased due to a worsening of conditions in the Eurozone. As a result, agency bonds underperformed U.S. Treasuries, the latter of which then benefited from safe haven asset flows.

Effective individual selection of agency mortgage-backed securities added value during the Reporting Period. In particular, the Fund’s exposure to agency collateralized mortgage obligations (“CMOs”) boosted the Fund’s results. In addition, effective individual selection of U.S. agency debentures contributed positively to the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to the spring and summer months when interest rates declined steadily as slowing global economic growth, the debt ceiling debate in the U.S. Congress, Standard & Poor’s downgrade of the U.S. sovereign debt rating and an intensification of worries surrounding the Eurozone sovereign debt crisis combined to send yields lower. Specific drivers of underperformance included the Fund’s shorter duration position relative to the benchmark index in the three-year and five-year segments of the U.S. Treasury yield curve. On the other hand, a longer duration position relative to the benchmark index in the seven-year segment of the U.S. Treasury yield curve positively impacted the Fund’s performance during these months. We lengthened the Fund’s duration to a longer position relative to the benchmark index in August in anticipation of a decrease in market yields. By the end of September, the Fund held a neutral duration position relative to the benchmark index. We then shifted to a shorter duration position relative to the benchmark index early in 2012. The Fund ended the Reporting Period with a neutral duration position relative to the benchmark index. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	While we did not make any major sector changes, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position relative to the benchmark index. We maintained that position through the end of July in anticipation of higher market yields. This position gave way to a longer duration position relative to the benchmark index in August in response to declining yields. By the end of September, the Fund held a neutral duration position relative to the benchmark index. We then shifted to a shorter duration position relative to the benchmark index early in 2012 before reverting back to a rather neutral duration position relative to the benchmark index toward the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2012?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

The Goldman Sachs Ultra-Short Duration Government Funds (all share classes) filed a supplement May 4, 2012 with the following changes approved by the Board of Trustees of Goldman Sachs Trust:

■	To enhance our ability to protect against rising rates and provide a competitive yield, the Ultra Short Duration Government Fund will be renamed and repositioned as the High Quality Floating Rate Fund.

■	The repositioned Fund will focus on AAA and Government floating rate securities with a duration that will typically be 6 months or less.

■	These changes will be effective on July 27, 2012.

FUND BASICS

Ultra-Short Duration Government Fund
as of March 31, 2012

PERFORMANCE REVIEW

		Goldman Sachs
		Ultra-Short
	Fund Total	Duration	Six-Month	One-Year	30-Day	30-Day
	Return	Government	U.S.	U.S.	Standardized	Standardized
April 1, 2011–	(based on	Fund Composite	Treasury	Treasury	Subsidized	Unsubsidized
March 31, 2012	NAV)[1]	Index[2]	Bill Index[3]	Note Index[3]	Yield[4]	Yield[4]

Class A	-0.21%	0.31%	0.20%	0.41%	0.31%	0.17%
Institutional	0.01	0.31	0.20	0.41	0.65	0.51
Service	-0.44	0.31	0.20	0.41	0.16	0.01
Class IR	-0.08	0.31	0.20	0.41	0.56	0.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Ultra-Short Duration Government Fund Composite Index is an equal blend of the Six-Month U.S. Treasury Bill Index and that One-Year U.S. Treasury Note Index.

[3]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 3/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.66%	0.79%	1.68%	3.26%	5/15/95
Institutional	0.01	1.42	2.19	3.91	7/17/91
Service	-0.44	0.94	1.71	2.86	3/27/97
Class IR	-0.08	N/A	N/A	0.81	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.74%	0.87%
Institutional	0.40	0.53
Service	0.90	1.03
Class IR	0.49	0.62

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on April 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the One-Year T-Note Index, Six-Month T-Bill Index, Barclays U.S. (1-2 Year) Index, and the Goldman Sachs Ultra-Short Duration Government Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Ultra-Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2002 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	-0.21%	1.10%	1.83%	3.35%
Including sales charges	-1.66%	0.79%	1.68%	3.26%

Institutional (Commenced July 17, 1991)	0.01%	1.42%	2.19%	3.91%

Service (Commenced March 27, 1997)	-0.44%	0.94%	1.71%	2.86%

Class IR (Commenced November 30, 2007)	-0.08%	N/A	N/A	0.81%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
March 31, 2012

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 52.8%
Banks – 28.9%
Abbey National Treasury Services PLC
$1,675,000	2.875%		04/25/14	$1,664,623
ANZ National (International) Ltd.(a)
1,700,000	6.200		07/19/13	1,784,510
Australia & New Zealand Banking Group Ltd.(a)(b)
4,100,000	1.322		01/10/14	4,101,279
Bank of Montreal(a)
700,000	1.950		01/30/17	707,684
Bank of Nova Scotia(a)
5,900,000	1.450		07/26/13	5,965,809
2,200,000	1.050		03/20/15	2,201,265
1,700,000	1.750		03/22/17	1,705,032
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
3,600,000	2.600		01/22/13	3,644,712
BB&T Corp.
2,725,000	3.850		07/27/12	2,753,885
BPCE SA(a)(b)
1,875,000	2.277		02/07/14	1,833,083
Caisse Centrale Desjardins du Quebec(a)
600,000	2.550		03/24/16	624,893
1,100,000	1.600		03/06/17	1,089,827
Canadian Imperial Bank of Commerce(a)
8,600,000	2.000		02/04/13	8,703,131
2,000,000	1.500		12/12/14	2,036,732
2,200,000	2.750		01/27/16	2,317,383
Capital One Financial Corp.
3,825,000	2.125		07/15/14	3,845,298
Citigroup, Inc.
1,575,000	6.375		08/12/14	1,707,134
Commonwealth Bank of Australia(a)(b)
4,625,000	1.204		03/17/14	4,619,057
Credit Suisse New York
3,275,000	3.450		07/02/12	3,299,176
DnB NOR Boligkreditt AS(a)
4,700,000	2.900		03/29/16	4,855,767
300,000	2.100		10/14/16	303,780
Intesa Sanpaolo New York
2,700,000	2.375		12/21/12	2,656,487
JPMorgan Chase & Co.
3,850,000	1.875		03/20/15	3,863,215
Landesbank Baden-Wuerttemberg(a)(b)
11,900,000	0.694		06/22/12	11,896,192
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,474,856
Morgan Stanley
550,000	3.450		11/02/15	540,771
Nordea Bank AB(a)(b)
6,550,000	1.467		01/14/14	6,532,498
Nordea Eiendomskreditt AS(a)
4,000,000	1.003	(b)	04/07/14	3,885,524
1,200,000	1.875		04/07/14	1,221,582
Rabobank Nederland(a)
4,675,000	4.200		05/13/14	4,903,248
Royal Bank of Scotland PLC(a)
2,975,000	4.875		08/25/14	3,091,688
Sparebank 1 Boligkreditt AS(a)
11,400,000	1.250		10/25/13	11,463,487
6,200,000	2.625		05/27/16	6,326,244
Stadshypotek AB(a)
5,100,000	1.450		09/30/13	5,145,747
Standard Chartered PLC(a)
3,625,000	3.850		04/27/15	3,764,490
Sumitomo Mitsui Banking Corp.(a)(b)
4,550,000	1.511		07/22/14	4,579,420
Swedbank Hypotek AB(a)(b)
1,100,000	0.923		03/28/14	1,097,590
Toronto-Dominion Bank(a)
3,500,000	1.625		09/14/16	3,513,192
1,600,000	1.500		03/13/17	1,582,952
UBS AG
3,050,000	2.250		08/12/13	3,068,935
1,100,000	2.250	(a)	03/30/17	1,096,971
Wells Fargo & Co.
2,700,000	1.250		02/13/15	2,691,985
Westpac Banking Corp.
3,025,000	2.250		11/19/12	3,057,316

				147,218,450

Consumer Products(b) – 0.3%
The Procter & Gamble Co.
1,550,000	0.451		02/06/14	1,552,046

Electric(c) – 3.2%
Carolina Power & Light Co.
3,140,000	6.500		07/15/12	3,192,837
Commonwealth Edison Co.
3,625,000	1.625		01/15/14	3,678,876
PacifiCorp
2,675,000	5.450		09/15/13	2,850,480
Public Service Co. of Colorado
2,325,000	7.875		10/01/12	2,408,870
Southern Co.
875,000	4.150		05/15/14	929,175
Wisconsin Electric Power Co.
2,875,000	6.000		04/01/14	3,141,725

				16,201,963

Energy – 3.6%
Apache Corp.(c)
2,975,000	6.000		09/15/13	3,203,542
BP Capital Markets PLC
2,675,000	3.125		10/01/15	2,828,706
EnCana Corp.(c)
625,000	4.750		10/15/13	657,386
Shell International Finance BV(c)
4,475,000	1.875		03/25/13	4,541,200
Statoil ASA(c)
650,000	3.875		04/15/14	689,843
3,470,000	5.125	(a)	04/30/14	3,775,686
Total Capital Canada Ltd.(c)
2,425,000	1.625		01/28/14	2,424,483

				18,120,846

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Food and Beverage – 1.4%
Diageo Finance BV
$3,700,000	5.500%	04/01/13	$3,882,914
Kellogg Co.(c)
3,200,000	5.125	12/03/12	3,297,411

			7,180,325

Health Care Products(c) – 1.6%
St. Jude Medical, Inc.
3,575,000	2.200	09/15/13	3,640,144
Thermo Fisher Scientific, Inc.
4,575,000	2.150	12/28/12	4,613,384

			8,253,528

Health Care Services(c) – 1.0%
Covidien International Finance SA
1,625,000	1.875	06/15/13	1,646,175
2,525,000	2.800	06/15/15	2,638,984
McKesson Corp.
950,000	3.250	03/01/16	1,011,287

			5,296,446

Life Insurance – 3.9%
MassMutual Global Funding II(a)(b)
4,250,000	0.973	09/27/13	4,247,148
Metropolitan Life Global Funding I(a)
1,725,000	5.125	04/10/13	1,803,103
3,437,000	5.125	06/10/14	3,732,396
Nationwide Life Global Funding I(a)
1,175,000	5.450	10/02/12	1,193,614
Prudential Financial, Inc.
1,775,000	5.800	06/15/12	1,792,702
1,625,000	2.750	01/14/13	1,648,212
Sun Life Financial Global Funding LP(a)(b)
3,750,000	0.853	10/06/13	3,710,411
TIAA Global Markets, Inc.(a)(c)
1,900,000	5.125	10/10/12	1,943,742

			20,071,328

Media – Non Cable(c) – 0.8%
Reed Elsevier Capital, Inc.
450,000	7.750	01/15/14	499,559
Thomson Reuters Corp.
3,209,000	5.950	07/15/13	3,401,746

			3,901,305

Noncaptive – Financial – 2.0%
American Express Credit Corp.
3,650,000	2.750	09/15/15	3,789,824
General Electric Capital Corp.(b)
4,625,000	1.433	01/07/14	4,654,739
HSBC Finance Corp.(b)
1,350,000	0.912	07/19/12	1,350,019
525,000	0.824	09/14/12	524,719

			10,319,301

Property/Casualty Insurance(c) – 0.6%
The Travelers Cos., Inc.
3,150,000	5.375	06/15/12	3,180,590

Real Estate Investment Trust(c) – 1.2%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,627,138
WEA Finance LLC(a)
1,341,000	5.400	10/01/12	1,368,988
WEA Finance LLC/WT Finance Australia Property Ltd.(a)
2,025,000	7.500	06/02/14	2,236,258

			6,232,384

Technology(c) – 1.7%
Dell, Inc.
1,425,000	3.375	06/15/12	1,432,421
Hewlett-Packard Co.
3,920,000	6.125	03/01/14	4,258,381
International Business Machines Corp.
2,545,000	6.500	10/15/13	2,771,091

			8,461,893

Tobacco – 0.7%
Philip Morris International, Inc.
3,300,000	6.875	03/17/14	3,693,675

Wireless Telecommunications – 1.6%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,467,330
Telefonica Emisiones SAU(b)(c)
2,150,000	0.861	02/04/13	2,107,735
Vodafone Group PLC(c)
4,450,000	5.000	12/16/13	4,763,557

			8,338,622

Wirelines Telecommunications(c) – 0.3%
France Telecom SA
1,325,000	4.375	07/08/14	1,413,141

TOTAL CORPORATE OBLIGATIONS
(Cost $265,931,287)			$269,435,843

Agency Debentures – 5.1%
FHLB
$4,600,000	0.210%	01/04/13	$4,599,931
FHLMC
4,800,000	0.500	10/15/13	4,809,272
FNMA
14,200,000	0.405 (b)	05/17/13	14,219,227
2,400,000	4.125	04/15/14	2,580,330

TOTAL AGENCY DEBENTURES
(Cost $26,169,035)			$26,208,760

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – 8.4%
Autos – 2.3%
Bank of America Auto Trust Series 2009-2A, Class A3(a)
$406,884	2.130%	09/15/13	$407,263
Ford Credit Auto Owner Trust Series 2009-B, Class A3
1,711,743	2.790	08/15/13	1,715,809
Huntington Auto Trust Series 2012-1,Class A3
4,000,000	0.810	09/15/16	4,000,142
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
2,400,000	0.680	06/15/15	2,398,939
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
3,200,000	2.140	08/22/16	3,254,040

			11,776,193

Home Equity(b) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	28,143
Centex Home Equity Series 2004-D, Class MV3
137,626	1.242	09/25/34	19,461
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
54,085	2.492	05/25/34	4,940

			52,544

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
59,100	4.350	05/15/14	59,735

Student Loan – 6.1%
Access Group, Inc. Series 2002-1, Class A2(b)
2,083,294	0.654	09/25/25	2,071,050
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14(b)
719,861	0.584	09/25/23	712,072
College Loan Corp. Trust Series 2004-1, Class A3(b)
4,494,871	0.720	04/25/21	4,387,033
College Loan Corp. Trust Series 2005-1, Class A2(b)
7,000,000	0.660	07/25/24	6,829,407
College Loan Corp. Trust Series 2005-2, Class A2(b)
2,224,205	0.677	10/15/21	2,215,942
Education Funding Capital Trust I Series 2004-1, Class A2(b)
1,297,062	0.634	12/15/22	1,287,814
Educational Services of America, Inc. Series 2010-1, Class A1(a)(b)
1,967,561	1.410	07/25/23	1,944,251
GCO Slims Trust Series 2006-1A Class Note(a)
106,465	5.720	03/01/22	97,948
Northstar Education Finance, Inc. Series 2005-1, Class A1(b)
451,321	0.653	10/28/26	448,317
SLM Student Loan Trust Series 2004-9, Class A4(b)
173,760	0.690	04/25/17	173,758
SLM Student Loan Trust Series 2007-1, Class A3(b)
4,528,105	0.590	07/25/18	4,523,763
SLM Student Loan Trust Series 2007-2, Class A2(b)
3,440,674	0.560	07/25/17	3,426,067
Sun Trust Student Loan Trust Series 2006-1A, Class A2(a)(b)
2,154,740	0.653	07/28/20	2,150,918
US Education Loan Trust LLC Series 2006-1, Class A2(a)(b)
765,160	0.618	03/01/25	752,209

			31,020,549

TOTAL ASSET-BACKED SECURITIES
(Cost $43,235,802)			$42,909,021

Foreign Debt Obligations – 4.1%
Sovereign – 3.3%
Kommunalbanken AS
$11,900,000	5.125%	05/30/12	$11,983,419
Ontario Province of Canada
4,700,000	1.875	11/19/12	4,741,990

			16,725,409

Supranational(b) – 0.8%
Inter-American Development Bank
4,100,000	0.943	05/20/14	4,152,246

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $20,834,877)			$20,877,655

Government Guarantee Obligations – 15.8%
Achmea Hypotheekbank NV(a)(b)(d)
$8,200,000	0.887%	11/03/14	$8,115,556
ANZ National (International) Ltd.(a)(d)
5,800,000	3.250	04/02/12	5,800,000
Bank of America Corp.(b)(e)
900,000	0.674	06/22/12	901,095
BRFkredit A/S(a)(b)(d)
10,800,000	0.817	04/15/13	10,801,501
Danske Bank AS(a)(d)
400,000	2.500	05/10/12	400,689
FIH Erhvervsbank AS(a)(d)
5,500,000	2.450	08/17/12	5,536,481
Kreditanstalt fuer Wiederaufbau(b)(d)
15,800,000	0.252	06/17/13	15,794,012
Landwirtschaftliche Rentenbank(d)
2,400,000	4.125	07/15/13	2,505,973
6,500,000	4.875	01/10/14	6,960,200
LeasePlan Corp. NV(a)(d)
4,300,000	3.000	05/07/12	4,310,479
OEBB Infrastruktur AG(d)
5,100,000	4.625	11/21/13	5,327,659
Royal Bank of Scotland PLC(a)(d)
2,700,000	1.210 (b)	05/11/12	2,701,966
3,900,000	2.625	05/11/12	3,906,946
Westpac Banking Corp.(a)(d)
7,200,000	1.900	12/14/12	7,263,166

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $80,004,708)			$80,325,723

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 9.4%
United States Treasury Inflation Protected Securities
$1,512,564	3.000%	07/15/12	$1,547,066
750,561	0.625	04/15/13	770,383
245,238	2.000	01/15/14	262,174
2,404,640	2.000	07/15/14	2,619,927
3,204,630	1.625	01/15/15	3,493,047
2,912,875	1.875	07/15/15	3,248,759
United States Treasury Notes
4,600,000	0.125	12/31/13	4,584,268
27,400,000	0.250 (f)	01/31/14	27,360,818
3,900,000	1.000	03/31/17	3,891,303

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $47,734,354)			$47,777,745

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $483,910,063)			$487,534,747

Short-term Investments – 4.6%
Commercial Paper – 1.0%
Atlantis One Funding Corp.
$5,000,000	0.661%	08/02/12	$4,988,896

Repurchase Agreement(g) – 3.6%
Joint Repurchase Agreement Account II
18,600,000	0.147	04/02/12	18,600,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,588,896)			$23,588,896

TOTAL INVESTMENTS – 100.2%
(Cost $507,498,959)			$511,123,643

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(1,038,390)

NET ASSETS – 100.0%			$510,085,253

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $196,270,344, which represents approximately 38.5% of net assets as of March 31, 2012.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $79,424,628, which represents approximately 15.6% of net assets as of March 31, 2012.

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value of these securities amounts to $901,095, which represents approximately 0.2% of net assets as of March 31, 2012.

(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 71.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	28	June 2012	$6,967,100	$2,387
Eurodollars	(181)	December 2012	(45,014,700)	(865,632)
Eurodollars	(83)	March 2013	(20,635,875)	(224,287)
Eurodollars	(116)	June 2013	(28,824,550)	(373,723)
Eurodollars	(116)	September 2013	(28,802,800)	(426,224)
Eurodollars	105	June 2014	25,984,875	36,988
Eurodollars	(105)	December 2015	(25,707,937)	(54,049)
2 Year U.S. Treasury Notes	66	June 2012	14,529,281	8,141
5 Year U.S. Treasury Notes	(266)	June 2012	(32,595,391)	227,124

TOTAL				$(1,669,275)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
		Notional	Rates		Credit	Upfront
	Referenced	Amount	Received	Termination	Spread at	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	March 31, 2012(a)	Made (Received)	Gain (Loss)

Protection Sold:
JPMorgan Securities, Inc.	Johnson & Johnson 3.80%, 05/15/13	$6,000	1.000%	06/20/12	0.126%	$9,725	$4,199
	Pacific Gas and Electric Co. 4.80%, 03/01/14	4,850	1.000	06/20/13	0.719	(15,413)	33,781

TOTAL						$(5,688)	$37,980

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 48.3%
Collateralized Mortgage Obligations – 3.6%
Adjustable Rate Non-Agency(a) – 0.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$68,625	2.723%	04/25/35	$64,805
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
24,080	2.818	08/25/33	22,551
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
1,075,666	2.818	02/25/37	966,587
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
515,943	2.718	02/25/37	505,242
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-37, Class 1A1
28,264	2.878	08/25/33	23,297
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
126,972	2.575	03/25/33	106,691
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
43,661	2.628	12/25/34	40,300
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
354,766	2.779	07/25/35	298,445
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,075,821	1.100	11/25/29	979,343
Sequoia Mortgage Trust Series 2004-09, Class A2
619,921	1.100	10/20/34	511,624
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
202,711	2.682	05/25/34	169,742
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
66,699	2.722	09/25/34	60,308
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
729,253	2.623	11/25/33	686,148
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
153,170	2.550	06/25/34	150,222

			4,585,305

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
71,141	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
91,061	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
9,644	9.500	07/25/22	2,065
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
39,147	0.123	08/25/33	158
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
15,457	0.320	07/25/33	119

			2,342

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
37,427	25.702	10/16/31	59,276
GNMA Series 2001-51, Class SA
29,015	31.452	10/16/31	48,638
GNMA Series 2001-51, Class SB
36,411	25.702	10/16/31	59,678
GNMA Series 2002-13, Class SB
125,369	36.439	02/16/32	213,492

			381,084

Principal Only(d) – 0.0%
FNMA REMIC Series G-35, Class N
10,510	0.000	10/25/21	10,221

Regular Floater(a) – 0.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(e)
531,411	0.550	02/25/48	530,995
FHLMC REMIC Series 1760, Class ZB
280,995	1.370	05/15/24	293,815
NCUA Guaranteed Notes Series 2011-A1
2,300,000	0.262	06/12/13	2,300,000

			3,124,810

Sequential Fixed Rate – 2.4%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
3,300,000	2.699	05/25/18	3,418,586
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
2,500,000	2.303	09/25/18	2,525,863
FHLMC REMIC Series 2329, Class ZA
1,679,702	6.500	06/15/31	1,900,363
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,130,044
FNMA REMIC Series 2001-53, Class GH
164,110	8.000	09/25/16	177,243
GNMA Series 2002-42, Class KZ
4,519,329	6.000	06/16/32	5,109,722
NCUA Guaranteed Notes Series 2010-R1, Class 2A
440,393	1.840	10/07/20	445,897
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,595,874

			19,303,592

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
1,082,714	0.693	10/07/20	1,085,294

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$28,492,648

Federal Agencies – 44.7%
Adjustable Rate FHLMC(a) – 0.6%
$199,616	2.349%	11/01/32	$210,621
2,094,592	2.377	09/01/33	2,214,290
1,951,796	2.465	08/01/35	2,066,656

			4,491,567

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(a) – 1.1%
$196,420	2.424%	11/01/32	$208,582
382,216	2.404	12/01/32	404,104
2,326,428	1.924	05/01/33	2,429,470
56,145	2.431	06/01/33	59,115
1,586,202	2.358	10/01/33	1,670,631
2,159,349	2.321	02/01/35	2,274,162
1,701,389	2.243	09/01/35	1,800,447

			8,846,511

Adjustable Rate GNMA(a) – 0.7%
113,499	2.375	06/20/23	115,931
53,696	1.625	07/20/23	54,933
56,298	1.625	08/20/23	57,601
144,099	1.625	09/20/23	147,452
42,487	2.375	03/20/24	43,403
368,735	2.375	04/20/24	377,169
45,375	2.375	05/20/24	46,398
383,897	2.375	06/20/24	393,698
102,189	1.625	07/20/24	104,698
105,084	2.000	07/20/24	109,371
188,894	1.625	08/20/24	193,556
97,240	2.000	08/20/24	101,227
89,994	1.625	09/20/24	92,225
110,774	2.000	11/20/24	115,379
42,558	2.000	12/20/24	44,336
59,813	2.500	12/20/24	63,271
72,277	2.375	01/20/25	74,983
37,666	2.375	02/20/25	39,085
132,311	2.375	05/20/25	137,409
100,335	2.000	07/20/25	104,675
50,250	2.375	02/20/26	51,446
2,713	1.625	07/20/26	2,787
141,733	2.375	01/20/27	146,604
51,531	2.375	02/20/27	52,864
387,633	2.375	04/20/27	397,607
43,283	2.375	05/20/27	44,400
40,321	2.375	06/20/27	41,365
15,612	1.625	11/20/27	16,067
354	2.000	11/20/27	371
62,405	1.625	12/20/27	64,231
124,580	2.375	01/20/28	127,773
41,448	2.250	02/20/28	42,669
44,918	2.375	03/20/28	46,076
231,285	1.625	07/20/29	238,474
101,133	1.625	08/20/29	104,285
29,396	1.625	09/20/29	30,315
122,046	1.625	10/20/29	125,876
136,276	1.625	11/20/29	140,560
35,277	1.625	12/20/29	36,373
44,691	2.250	01/20/30	46,105
23,945	2.250	02/20/30	24,707
109,168	2.250	03/20/30	112,631
134,757	2.375	04/20/30	138,571
357,251	2.375	05/20/30	369,924
31,662	2.375	06/20/30	32,604
288,454	2.000	07/20/30	303,843
54,042	2.000	09/20/30	56,939
107,474	1.625	10/20/30	110,959
203,909	2.000	03/20/32	210,793

			5,534,019

FHLMC – 2.5%
91,149	6.500	12/01/13	92,079
2,176	6.500	02/01/14	2,228
917,680	7.500	11/01/14	971,756
1,896	7.000	02/01/15	2,004
37,986	8.000	07/01/15	40,579
544	7.000	01/01/16	583
23,022	7.000	09/01/17	26,285
10,657	7.000	10/01/17	12,168
93,712	5.500	05/01/18	101,425
1,011,655	5.500	06/01/18	1,099,326
40,224	4.500	09/01/18	42,904
12,651	10.000	10/01/18	14,137
240,011	5.000	06/01/19	259,378
47,931	10.000	07/01/20	56,232
64,663	10.000	10/01/20	75,932
111,960	6.500	07/01/21	125,269
8,422	6.500	08/01/22	9,423
118,450	9.000	10/01/22	137,044
563,046	4.500	10/01/23	605,639
421,037	6.500	07/01/28	452,841
5,008	8.000	07/01/30	5,962
20,966	7.500	12/01/30	24,128
103,768	7.000	04/01/31	119,237
1,053,469	6.000	05/01/33	1,176,998
774,515	6.000	10/01/34	863,849
121,991	5.000	12/01/35	132,823
417,519	5.500	01/01/36	460,853
993	5.500	02/01/36	1,096
16,312	6.000	06/01/36	18,235
55,068	4.000	08/01/36	57,557
147,488	4.000	09/01/36	154,383
162,395	4.000	10/01/36	170,089
233,874	4.000	12/01/36	245,105
8,848,784	6.000	11/01/38	9,931,032
416,962	4.500	09/01/39	450,725
10,172	4.500	11/01/40	10,797
64,225	4.500	03/01/41	68,305
1,976,043	4.000	11/01/41	2,070,293

			20,088,699

FNMA – 35.0%
13,724	7.000	03/01/14	14,519
30,526	7.000	03/01/15	32,189
9,331	8.000	01/01/16	10,066
169,974	8.000	11/01/16	184,840
237,358	5.000	08/01/17	256,776
2,354,410	2.800	03/01/18	2,448,742
1,978,093	3.740	05/01/18	2,152,392
1,690,000	3.840	05/01/18	1,836,984
97,129	4.500	05/01/18	103,928
207,783	4.500	06/01/18	222,328

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$43,866	4.500%	07/01/18		$46,936
62,548	4.500	08/01/18		66,926
543,482	5.000	09/01/18		586,685
2,910,099	5.000	10/01/18		3,141,429
4,400,000	4.506	06/01/19		4,894,078
158,456	6.500	08/01/19		177,506
16,878	9.500	08/01/20		16,941
984,811	3.416	10/01/20		1,044,200
17,332	9.500	10/01/20		17,400
689,695	3.632	12/01/20		738,233
5,224,993	3.763	12/01/20		5,622,324
976,269	5.500	02/01/23		1,072,320
1,546,365	5.500	08/01/23		1,698,505
364,725	6.000	11/01/28		406,526
16,645	6.500	11/01/28		19,146
587	5.500	04/01/29		645
46,956	7.000	11/01/30		54,750
141,274	7.000	07/01/31		157,142
1,740,019	4.000	10/01/31		1,849,713
622	6.000	03/01/32		693
12,160,908	5.500	04/01/33		13,390,518
22,225	6.000	05/01/33		24,769
18,734	5.000	07/01/33		20,388
3,111,338	5.500	07/01/33		3,374,305
141,661	5.000	08/01/33		153,679
8,376	5.000	09/01/33		9,046
18,559	5.500	09/01/33		20,376
9,869	5.000	12/01/33		10,658
11,527	6.000	12/01/33		12,858
24,277	5.500	02/01/34		26,677
4,125	5.500	04/01/34		4,540
20,154	5.500	05/01/34		22,141
704	5.500	06/01/34		773
31,224	5.500	08/01/34		34,380
1,635	5.500	10/01/34		1,800
235,018	5.500	12/01/34		258,106
19,301	5.000	04/01/35		20,842
26,288	5.500	04/01/35		28,859
815,868	6.000	04/01/35		909,252
15,755	5.000	05/01/35		17,189
114,050	5.000	07/01/35		123,511
28,361	5.500	07/01/35		31,138
66,862	5.000	08/01/35		72,326
3,397	5.500	08/01/35		3,739
1,871	6.000	08/01/35		2,073
73,618	5.000	09/01/35		79,495
33,964	5.500	09/01/35		37,332
22,098	5.000	10/01/35		23,862
356,984	6.000	10/01/35		400,546
27,599	5.000	11/01/35		29,802
313,705	6.000	11/01/35		347,479
15,204	5.500	12/01/35		16,731
671	5.500	02/01/36		741
196,758	6.000	03/01/36		219,864
309,695	6.000	04/01/36		346,084
95,448	4.000	09/01/36		100,194
206,159	6.000	01/01/37		227,088
199,600	4.000	02/01/37		209,775
3,144	5.500	02/01/37		3,470
76,026	5.500	04/01/37		84,155
6,129	5.500	05/01/37		6,758
2,344	5.500	06/01/37		2,585
261	5.500	08/01/37		288
1,190,960	7.500	11/01/37		1,373,452
1,046	5.500	12/01/37		1,148
2,831	5.500	02/01/38		3,097
42,143	5.500	03/01/38		46,112
99,134	5.500	04/01/38		109,152
29,572	5.500	05/01/38		32,424
9,410	5.500	06/01/38		10,285
11,211	5.500	07/01/38		12,249
8,614	5.500	08/01/38		9,412
6,519	5.500	09/01/38		7,122
233,362	6.000	11/01/38		257,068
3,162	5.500	12/01/38		3,456
33,875	5.500	02/01/39		37,076
35,513	4.500	05/01/39		38,465
123,729	4.500	08/01/39		134,014
166,244	4.500	11/01/39		180,686
1,545,813	4.500	12/01/39		1,674,523
5,561,904	4.000	11/01/40		5,835,262
179,155	4.500	11/01/40		190,754
2,178,960	4.000	12/01/40		2,286,052
1,332,706	5.000	02/01/41		1,447,917
878,427	5.000	04/01/41		954,366
1,132,326	5.000	05/01/41		1,224,728
165,765	5.000	06/01/41		179,292
966,211	4.500	07/01/41		1,030,997
462,220	4.500	08/01/41		492,900
2,407,599	4.500	09/01/41		2,569,032
117,105	4.500	10/01/41		124,877
7,665,827	5.000	10/01/41		8,344,130
686,163	4.000	11/01/41		720,252
1,389,893	4.000	12/01/41		1,458,945
5,000,000	3.000	TBA-15yr	(f)	5,175,781
8,000,000	3.500	TBA-15yr	(f)	8,388,750
12,000,000	3.500	TBA-30yr	(f)	12,322,500
4,000,000	4.000	TBA-15yr	(f)	4,237,500
3,000,000	4.000	TBA-30yr	(f)	3,145,078
147,000,000	4.500	TBA-30yr	(f)	156,348,289
2,000,000	6.000	TBA-30yr	(f)	2,200,156
5,000,000	6.500	TBA-30yr	(f)	5,590,625

				277,782,978

GNMA – 4.8%
154	9.000	08/15/16		169
731,050	3.950	07/15/25		777,537
178,630	7.000	12/15/27		209,769
20,572	6.500	08/15/28		24,166
337,330	6.000	01/15/29		385,208
266,428	7.000	10/15/29		314,524
2,686,177	5.500	12/15/32		3,016,785

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)

$1,572,768	5.500%	06/15/34		$1,759,726
1,000,000	3.500	TBA-30yr	(f)	1,042,109
10,000,000	4.000	TBA-30yr	(f)	10,730,469
18,000,000	5.000	TBA-30yr	(f)	19,882,969

				38,143,431

TOTAL FEDERAL AGENCIES				$354,887,205

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $375,614,539)				$383,379,853

Agency Debentures – 22.7%
FFCB
$9,000,000	4.750%	11/06/12		$9,243,549
FHLB
6,000,000	0.210	01/04/13		5,999,910
10,000,000	5.375 (g)	06/13/14		11,058,038
2,900,000	5.625	06/11/21		3,629,364
FHLMC
3,400,000	0.600	08/23/13		3,405,596
13,200,000	1.375	02/25/14		13,445,787
5,200,000	0.375	02/27/14		5,194,851
42,300,000	1.000	07/30/14		42,827,561
32,291,000	1.000	08/20/14		32,664,226
5,100,000	5.050	01/26/15		5,719,601
5,400,000	1.000	03/08/17		5,339,326
6,000,000	2.375	01/13/22		5,889,715
FNMA
24,500,000	0.600	11/14/13		24,562,651
2,200,000	0.750	12/19/14		2,210,325
New Valley Generation III
3,165,924	4.929	01/15/21		3,589,003
Small Business Administration
75,526	7.150	03/01/17		82,647
70,596	7.500	04/01/17		77,291
32,852	7.300	05/01/17		35,959
26,440	6.800	08/01/17		28,938
112,671	6.300	05/01/18		122,728
61,616	6.300	06/01/18		67,208
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15		4,679,184

TOTAL AGENCY DEBENTURES
(Cost $176,161,858)				$179,873,458

Asset-Backed Securities – 3.2%
Home Equity(a) – 0.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$70,519	2.572%	04/25/34		$61,236
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
348,595	0.602	10/25/34		326,891
Household Home Equity Loan Trust Series 2007-3, Class APT
2,099,805	1.442	11/20/36		1,924,666
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2
21,324	0.592	08/25/34		16,494

				2,329,287

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
111,564	8.330	04/01/30		112,246

Student Loan(a) – 2.9%
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
668,443	0.584	09/25/23		661,209
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
4,500,000	1.291	02/25/30		4,445,460
Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
4,400,000	1.410	07/25/29		4,352,286
Education Funding Capital Trust I Series 2004-1, Class A2
1,037,649	0.634	12/15/22		1,030,251
Educational Services of America, Inc. Series 2012-1, Class A1(e)
5,300,000	1.684	09/25/40		5,261,575
GCO Education Loan Funding Trust Series 2006-1, Class A10L
300,000	0.681	02/27/28		256,285
GCO Education Loan Funding Trust Series 2006-1, Class A11L
700,000	0.721	05/25/36		570,365
Goal Capital Funding Trust Series 2010-1, Class A(e)
1,481,265	1.191	08/25/48		1,418,908
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
1,146,996	1.441	02/25/42		1,123,140
Missouri Higher Education Loan Authority Series 2010-1, Class A1
2,638,662	1.441	11/26/32		2,597,718
Northstar Education Finance, Inc. Series 2005-1, Class A1
386,846	0.653	10/28/26		384,272
US Education Loan Trust LLC Series 2006-1, Class A2(e)
731,892	0.618	03/01/25		719,504

				22,820,973

TOTAL ASSET-BACKED SECURITIES
(Cost $25,589,570)				$25,262,506

Government Guarantee Obligations – 12.4%
Ally Financial, Inc.(h)
$9,900,000	1.750%	10/30/12		$9,987,734
20,000,000	2.200	12/19/12		20,280,520
Citigroup Funding, Inc.(h)
20,700,000	1.875	10/22/12		20,891,185
8,000,000	1.875	11/15/12		8,080,936
General Electric Capital Corp.(h)
12,900,000	2.000	09/28/12		13,014,720
14,500,000	0.474 (a)	12/21/12		14,522,707
4,300,000	2.125	12/21/12		4,358,837

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations – (continued)

Private Export Funding Corp.(i)
$7,000,000	3.550%	04/15/13	$7,235,121

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $97,498,449)			$98,371,760

U.S. Treasury Obligations – 20.1%
United States Treasury Bonds
$6,300,000	6.625%	02/15/27	$9,244,620
590,000	5.000	05/15/37	772,817
5,400,000	4.375	11/15/39	6,485,508
6,000,000	4.375	05/15/40	7,207,260
3,100,000	4.250	11/15/40	3,649,537
5,100,000	4.750	02/15/41	6,497,502
5,000,000	4.375	05/15/41	6,009,000
4,700,000	3.125	02/15/42	4,504,292
United States Treasury Inflation Protected Securities
2,394,893	3.000	07/15/12	2,449,521
1,393,899	0.625	04/15/13	1,430,712
735,749	2.000	01/15/14	786,560
3,366,496	2.000	07/15/14	3,667,898
3,798,080	1.625	01/15/15	4,139,907
4,078,025	1.875	07/15/15	4,548,262
United States Treasury Notes
37,000,000	1.000	04/30/12	37,022,941
5,400,000	0.375	06/30/13	5,407,668
13,400,000	0.250	11/30/13	13,385,930
2,700,000	1.000	08/31/16	2,711,421
2,400,000	1.000	10/31/16	2,405,832
4,100,000	0.875	11/30/16	4,082,452
100,000	0.875	12/31/16	99,479
7,400,000	0.875	01/31/17	7,354,194
2,400,000	0.875	02/28/17	2,383,008
6,400,000	2.250	07/31/18	6,716,928
5,400,000	1.375	12/31/18	5,342,652
5,800,000	1.500	03/31/19	5,756,048
United States Treasury Principal-Only STRIPS(d)
6,600,000	0.000	05/15/21	5,424,606

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $154,909,340)			$159,486,555

Municipal Debt Obligation – 0.3%
New Jersey – 0.3%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,512,700
(Cost $2,000,000)

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.0%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
5,500,000	2.208%	05/21/12	$37,063
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
5,500,000	2.208	05/21/12	102,965
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
1,900,000	2.198	05/22/12	12,459
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
1,900,000	2.198	05/22/12	36,972
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205%
2,100,000	2.205	05/23/12	14,510
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205%
2,100,000	2.205	05/23/12	40,516

TOTAL OPTIONS PURCHASED
(Cost $331,341)			$244,485

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $832,105,097)			$849,131,317

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(j) – 16.5%
Repurchase Agreement – 16.5%
Joint Repurchase Agreement Account II
$131,400,000	0.147%	04/02/12	$131,400,000
(Cost $131,400,000)

TOTAL INVESTMENTS – 123.5%
(Cost $963,505,097)			$980,531,317

LIABILITIES IN EXCESS OF OTHER ASSETS – (23.5)%			(186,739,715)

NET ASSETS – 100.0%			$793,791,602

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,930,982, which represents approximately 1.0% of net assets as of March 31, 2012.

(f)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $229,064,226 which represents approximately 28.9% of net assets as of March 31, 2012.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value for these securities amount to $91,136,639, which represents approximately 11.5% of net assets as of March 31, 2012.

(i)	Guaranteed by the Export/Import Bank of the United States. Total market value for this security amounts to $7,235,121, which represents approximately 0.9% of net assets as of March 31, 2012.

(j)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 71.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Insurance
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2012, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA	5.000%	TBA-30yr	04/12/12	$(3,000,000)	$(3,240,703)
FNMA	4.500	TBA-30yr	05/14/12	(56,000,000)	(59,473,747)

TOTAL (Proceeds Receivable: $62,698,125)					$(62,714,450)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	219	June 2014	$54,197,025	$77,147
Eurodollars	563	September 2014	139,124,338	(73,839)
Eurodollars	(563)	September 2015	(138,096,863)	122,749
Eurodollars	(219)	December 2015	(53,619,412)	(112,730)
Ultra Long U.S. Treasury Bonds	91	June 2012	13,738,156	(672,152)
5 Year U.S. Treasury Notes	1,147	June 2012	140,552,305	(372,198)
10 Year U.S. Treasury Notes	303	June 2012	39,233,766	93,091
30 Year U.S. Treasury Bonds	64	June 2012	8,816,000	56,461

TOTAL				$(881,471)

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional				Upfront
	Amount	Termination	Payments	Payments	Payments	Unrealized
Counterparty	(000s)(a)	Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC	$11,000	06/20/19	3 month LIBOR	2.000%	$(101,469)	$8,359
Deutsche Bank Securities, Inc.	4,700	06/20/17	3 month LIBOR	1.750	(63,475)	(22,618)
	6,900	03/22/21	3.298%	3 month LIBOR	—	45,756
	2,700	03/22/31	3 month LIBOR	3.638	—	(27,745)
	5,400	06/20/42	3 month LIBOR	2.750	92,500	265,772
JPMorgan Securities, Inc.	9,600	06/20/17	3 month LIBOR	1.750	(138,219)	(37,632)
	1,100	06/20/22	2.500	3 month LIBOR	33,278	(19,652)
	10,600	06/20/27	2.750	3 month LIBOR	189,774	(247,506)
	400	06/20/42	3 month LIBOR	2.750	1,834	24,705
Morgan Stanley Capital Services, Inc.	3,200	06/20/42	3 month LIBOR	2.750	60,066	152,244

TOTAL					$74,289	$141,683

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$30,000	$326,625

Contracts Written	421,001	7,024,506
Contracts Bought to Close	(377,101)	(6,590,011)
Contracts Expired	(73,900)	(761,120)

Contracts Outstanding March 31, 2012	$—	$—

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 99.7%
United States Treasury Inflation Protected Securities
$40,518,184	2.000%	07/15/14	$44,145,777
26,467,870	1.625	01/15/15	28,849,978
3,973,964	0.500	04/15/15	4,213,634
17,043,884	0.125 (a)	04/15/16	18,005,330
4,152,177	2.500	07/15/16	4,849,618
16,949,095	2.625	07/15/17	20,391,795
14,820,660	1.625	01/15/18	17,043,759
27,172,352	1.875	07/15/19	32,309,557
19,114,569	1.125	01/15/21	21,536,767
23,204,776	2.375	01/15/25	29,528,078
35,062,872	2.375	01/15/27	44,995,483
11,069,638	3.625	04/15/28	16,315,650
3,800,088	2.500	01/15/29	5,014,938
1,516,460	3.875	04/15/29	2,338,199
13,505,445	2.125	02/15/41	17,814,492

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $295,582,634)			$307,353,055

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
3,300,000	2.208%	05/21/12	$22,238
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
3,300,000	2.208	05/21/12	61,779
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
2,100,000	2.198	05/22/12	13,770
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
2,100,000	2.198	05/22/12	40,864

TOTAL OPTIONS PURCHASED
(Cost $187,579)			$138,651

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $295,770,213)			$307,491,706

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$700,000	0.147%	04/02/12	$700,000
(Cost $700,000)

TOTAL INVESTMENTS – 100.0%
(Cost $296,470,213)			$308,191,706

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			133,704

NET ASSETS – 100.0%			$308,325,410

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 71.

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	43	June 2014	$10,641,425	$15,147
Eurodollars	111	September 2014	27,429,488	(14,513)
Eurodollars	(111)	September 2015	(27,226,913)	24,121
Eurodollars	(43)	December 2015	(10,528,012)	(22,134)
Ultra Long U.S. Treasury Bonds	(9)	June 2012	(1,358,719)	67,517
5 Year U.S. Treasury Notes	12	June 2012	1,470,469	(445)
10 Year U.S. Treasury Notes	11	June 2012	1,424,328	(3,202)
30 Year U.S. Treasury Bonds	38	June 2012	5,234,500	57,269

TOTAL				$123,760

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional
	Amount	Termination	Payments	Payments	Unrealized
Counterparty	(000s)(a)	Date	Received	Made	Gain (Loss)

Deutsche Bank Securities, Inc.	$3,200	03/22/21	3.298%	3 month LIBOR	$21,220
	1,300	03/22/31	3 month LIBOR	3.638%	(13,358)

TOTAL					$7,862

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$5,000	$51,250

Contracts Written	36,400	745,778
Contracts Bought to Close	(29,700)	(701,778)
Contracts Expired	(11,700)	(95,250)

Contracts Outstanding March 31, 2012	$—	$—

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 33.9%
Collateralized Mortgage Obligations – 16.9%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$27,099	21.225%	11/25/20	$39,312

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
541	1,172.807	11/15/21	15,603

Planned Amortization Class – 0.0%
FHLMC REMIC Series 1556, Class H
120,819	6.500	08/15/13	123,651

Regular Floater(a) – 10.3%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
21,787,865	0.550	02/25/48	21,770,788
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
13,221,853	3.250	04/25/38	13,509,370
FNMA REMIC Series 1988-12, Class B(d)
83,684	0.000	02/25/18	82,004
NCUA Guaranteed Notes Series 2010-A1, Class A
5,683,397	0.593	12/07/20	5,686,528
NCUA Guaranteed Notes Series 2010-R2, Class 1A
10,775,616	0.613	11/06/17	10,789,085
NCUA Guaranteed Notes Series 2011-A1
17,700,000	0.262	06/12/13	17,700,000
NCUA Guaranteed Notes Series 2011-R1, Class 1A
7,123,928	0.693	01/08/20	7,146,191
NCUA Guaranteed Notes Series 2011-R2, Class 1A
23,242,837	0.643	02/06/20	23,299,129
NCUA Guaranteed Notes Series 2011-R3, Class 1A
25,518,703	0.642	03/11/20	25,574,525
NCUA Guaranteed Notes Series 2011-R4, Class 1A
39,384,989	0.623	03/06/20	39,417,297
NCUA Guaranteed Notes Series 2011-R5, Class 1A
35,315,192	0.623	04/06/20	35,357,955
NCUA Guaranteed Notes Series 2011-R6, Class 1A
34,508,482	0.643	05/07/20	34,552,967

			234,885,839

Sequential Fixed Rate – 6.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
33,200,000	2.699	05/25/18	34,393,049
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
7,800,000	2.303	09/25/18	7,880,691
FHLMC REMIC Series 108, Class G
195,750	8.500	12/15/20	221,866
FHLMC REMIC Series 1980, Class Z
1,032,446	7.000	07/15/27	1,175,695
FHLMC REMIC Series 2019, Class Z
1,126,110	6.500	12/15/27	1,273,269
FHLMC REMIC Series 3003, Class CG
1,373,168	5.000	07/15/23	1,388,590
FHLMC REMIC Series 3466, Class BA
2,070,766	5.000	08/15/35	2,111,944
FHLMC REMIC Series 3530, Class DB
11,283,235	4.000	05/15/24	12,140,894
FNMA ACES Series 2009-M2, Class A2
21,700,000	3.334	01/25/19	23,080,591
FNMA REMIC Series 1989-66, Class J
360,105	7.000	09/25/19	398,233
FNMA REMIC Series 1990-16, Class E
217,045	9.000	03/25/20	252,603
FNMA REMIC Series 2002-91, Class LK
545,435	4.500	06/25/22	552,256
FNMA REMIC Series 2009-70, Class AL
22,306,017	5.000	08/25/19	23,834,900
GNMA REMIC Series 1995-3, Class DQ
54,716	8.050	06/16/25	62,911
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	20,884,380
NCUA Guaranteed Notes Series 2010-R1, Class 2A
1,651,472	1.840	10/07/20	1,672,116
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,633,710

			142,957,698

Sequential Floating Rate(a) – 0.3%
FNMA REMIC Series 1988-12, Class A
162,905	3.825	02/25/18	173,801
NCUA Guaranteed Notes Series 2010-R1, Class 1A
6,650,956	0.693	10/07/20	6,666,803

			6,840,604

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$384,862,707

Federal Agencies – 17.0%
Adjustable Rate FHLMC(a) – 0.4%
84,752	3.776	05/01/18	85,479
73,802	3.595	10/01/25	76,626
877,771	2.611	11/01/34	935,375
5,418,192	2.470	06/01/35	5,717,732
677,028	3.067	05/01/36	721,457
100,820	2.240	10/01/36	106,815
159,419	2.775	11/01/36	169,881

			7,813,365

Adjustable Rate FNMA(a) – 3.1%
29,327	1.925	11/01/17	29,569
179,360	3.243	02/01/18	182,702
96,250	2.046	06/01/18	96,853
131,713	5.778	05/01/20	140,357
68,635	3.020	01/01/23	71,010
390,647	3.237	02/01/27	403,699
4,305,884	2.974	08/01/29	4,415,417
58,066	2.380	07/01/32	61,222
42,635	2.505	07/01/32	45,433
239,333	2.350	01/01/33	253,029
3,134,064	2.678	05/01/33	3,339,737
501,211	3.000	08/01/33	531,152
2,410,121	4.611	08/01/33	2,619,500

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$2,165,125	2.413%	02/01/34	$2,294,801
663,416	2.445	05/01/34	706,952
1,359,914	2.470	05/01/34	1,449,158
1,110,102	2.467	06/01/34	1,173,961
1,155,413	2.369	10/01/34	1,228,115
762,946	2.452	10/01/34	813,014
1,888,672	2.544	02/01/35	2,007,275
289,039	2.594	02/01/35	307,112
427,850	2.503	03/01/35	450,313
3,099,026	2.801	03/01/35	3,267,691
3,092,184	2.142	04/01/35	3,257,749
5,543,662	2.177	04/01/35	5,850,060
1,995,037	2.595	04/01/35	2,125,962
532,703	2.275	05/01/35	560,262
937,229	2.294	05/01/35	992,211
3,471,085	2.349	08/01/35	3,688,996
2,181,734	2.262	10/01/35	2,297,396
3,663,661	2.834	03/01/36	3,904,089
1,148,032	2.435	04/01/36	1,181,433
3,031,887	2.669	04/01/36	3,215,544
1,822,885	2.633	06/01/36	1,886,536
3,352,043	2.651	06/01/36	3,550,242
2,773,849	2.648	07/01/36	2,873,275
4,432,259	2.543	09/01/36	4,723,126
360,371	2.739	11/01/36	384,020
235,475	2.798	11/01/36	250,867
4,096,631	3.813	07/01/37	4,353,305
169,552	2.780	12/01/46	180,678

			71,163,823

Adjustable Rate GNMA(a) – 0.6%
3,735,196	1.750	05/20/34	3,860,553
1,217,607	1.625	07/20/34	1,258,545
725,682	1.625	08/20/34	750,087
5,291,267	1.625	09/20/34	5,469,348
755,623	1.625	10/20/34	779,726
1,172,548	1.625	12/20/34	1,212,274

			13,330,533

FHLMC – 0.1%
417	7.000	12/01/12	418
6,917	6.500	01/01/13	7,069
8,204	6.500	04/01/13	8,288
35,103	6.500	05/01/13	36,125
11,172	6.500	06/01/13	11,550
7,870	6.500	10/01/13	8,168
34,183	8.500	10/01/15	37,263
156,601	8.000	12/01/15	169,188
9,084	7.000	03/01/16	9,743
1,975,911	5.500	01/01/20	2,162,373
588,264	7.000	04/01/22	682,124
12,216	4.500	05/01/23	13,036
33,929	7.500	01/01/31	39,046
16,312	6.000	06/01/36	18,235

			3,202,626

FNMA – 12.7%
196,952	5.500	01/01/13	200,635
8,798	6.000	01/01/14	9,697
28,269	6.000	03/01/14	31,157
8,661	5.500	04/01/14	9,442
2,156	8.500	09/01/15	2,162
68,552	8.500	10/01/15	74,243
9,996	8.500	12/01/15	10,772
9,000,000	3.660	01/01/18	9,722,547
7,442	5.500	01/01/18	8,102
7,651,831	2.800	03/01/18	7,958,411
6,860,000	3.840	05/01/18	7,456,635
62,532,099	3.738	06/01/18	67,914,576
333,876	5.500	07/01/18	363,469
192,042	5.500	08/01/18	209,064
358,308	5.500	09/01/18	390,839
15,800,000	2.960	11/01/18	16,517,359
54,561	5.500	12/01/18	59,494
24,365	5.500	01/01/19	26,555
43,126	5.500	03/01/19	47,036
12,433	5.500	08/01/19	13,549
13,351	5.000	09/01/19	14,438
47,813	7.000	11/01/19	54,120
4,924,053	3.416	10/01/20	5,221,002
3,744,059	3.632	12/01/20	4,007,549
42,441,339	4.316	07/01/21	47,138,342
6,374,808	5.500	09/01/23	6,969,917
1,285,374	5.500	10/01/23	1,407,937
9,633	7.000	12/01/24	10,943
1,749	7.000	07/01/27	2,005
2,666	7.000	08/01/27	3,109
4,091	7.000	10/01/28	4,770
3,521	7.000	01/01/29	4,106
1,828	7.000	11/01/29	2,132
134,050	8.000	02/01/31	160,675
2,506	7.000	04/01/31	2,872
17,549	7.000	05/01/32	20,415
11,786	7.000	06/01/32	13,710
5,391	7.000	08/01/32	6,271
1,878,100	6.000	03/01/33	2,098,623
3,639,452	6.500	04/01/33	4,103,059
4,000	7.000	04/01/34	4,664
8,770,584	6.000	04/01/35	9,774,463
1,594	6.000	11/01/35	1,763
95,000	8.500	09/01/37	109,795
1,141,170	7.500	10/01/37	1,315,324
627,043	4.500	11/01/40	667,637
555,294	5.000	02/01/41	603,299
471,803	5.000	05/01/41	510,303
69,069	5.000	06/01/41	74,705
3,801,242	4.500	08/01/41	4,071,609
468,416	4.500	10/01/41	499,508
3,194,095	5.000	10/01/41	3,476,721
992,503	4.000	01/01/42	1,041,811
80,000,000	4.500	TBA-30yr (e)	85,087,504

			289,510,845

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – 0.1%
$1,193	9.000%		07/15/12	$1,195
711,889	5.500		07/15/20	775,873
311,801	6.000		11/15/38	351,824

				1,128,892

TOTAL FEDERAL AGENCIES				$386,150,084

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $757,918,997)				$771,012,791

Agency Debentures – 50.9%
FHLB
$12,000,000	4.875%		12/14/12	$12,385,704
45,000,000	3.625		10/18/13	47,268,441
25,000,000	3.125		12/13/13	26,144,690
FHLMC
13,900,000	4.500		01/15/13	14,367,457
66,000,000	0.193	(a)	06/03/13	66,004,488
41,000,000	0.192	(a)	06/17/13	41,010,455
81,000,000	0.500		10/15/13	81,156,468
19,000,000	0.500		01/24/14	18,963,471
34,220,000	5.000		01/30/14	37,076,203
44,200,000	1.375		02/25/14	45,023,013
51,300,000	0.375		02/27/14	51,249,208
132,800,000	1.000		07/30/14	134,456,268
13,300,000	1.000		08/20/14	13,453,724
96,700,000	0.500		04/17/15	96,279,703
FNMA
125,200,000	0.405	(a)	05/17/13	125,369,521
65,000,000	4.625		10/15/13	69,252,352
9,535,000	1.050		10/22/13	9,604,097
27,000,000	0.600		10/25/13	26,996,341
103,100,000	0.600		11/14/13	103,363,647
56,400,000	4.125		04/15/14	60,637,755
28,400,000	0.000	(d)	07/05/14	27,837,314
24,000,000	0.650		08/28/14	23,968,874
6,900,000	0.750		12/19/14	6,932,384
18,100,000	1.125		04/27/17	17,956,619
Small Business Administration
82,906	7.200		06/01/17	91,857
225,342	6.300		05/01/18	245,456
154,041	6.300		06/01/18	168,020

TOTAL AGENCY DEBENTURES
(Cost $1,153,663,749)				$1,157,263,530

Government Guarantee Obligations(f) – 4.9%
Ally Financial, Inc.
$72,200,000	2.200%		12/19/12	$73,212,677
General Electric Capital Corp.
17,700,000	2.125		12/21/12	17,942,189
20,400,000	2.625		12/28/12	20,761,223

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $110,695,291)				$111,916,089

U.S. Treasury Obligations – 11.7%
United States Treasury Inflation Protected Securities
$5,546,068	3.000%		07/15/12	$5,672,574
3,538,359	0.625		04/15/13	3,631,807
2,329,866	2.000		01/15/14	2,490,766
14,187,376	2.000	(g)	07/15/14	15,457,572
16,735,290	1.625		01/15/15	18,241,466
8,971,655	1.875		07/15/15	10,006,176
United States Treasury Notes
74,900,000	0.125		12/31/13	74,643,840
96,500,000	0.250		02/28/14	96,356,213
15,400,000	1.375		12/31/18	15,236,453
24,400,000	2.000		11/15/21	24,018,627

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $266,027,088)				$265,755,494

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.0%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
24,100,000	2.208%	05/21/12	$162,405
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
24,100,000	2.208	05/21/12	451,174
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
7,900,000	2.198	05/22/12	51,801
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
7,900,000	2.198	05/22/12	153,728
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 2.205%
9,300,000	2.205	05/23/12	64,258
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 2.205%
9,300,000	2.205	05/23/12	179,427

TOTAL OPTIONS PURCHASED
(Cost $1,440,606)			$1,062,793

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,289,745,731)			$2,307,010,697

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 4.0%
Repurchase Agreement – 4.0%
Joint Repurchase Agreement Account II
$91,800,000	0.147%	04/02/12	$91,800,000
(Cost $91,800,000)

TOTAL INVESTMENTS – 105.4%
(Cost $2,381,545,731)			$2,398,810,697

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.4)%			(123,879,167)

NET ASSETS – 100.0%			$2,274,931,530

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,280,158, which represents approximately 1.6% of net assets as of March 31, 2012.

(d)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $85,087,504 which represents approximately 3.7% of net assets as of March 31, 2012.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 71.

Investment Abbreviations:
ACES	—	Alternative Credit Enhancement Securities
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2012, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(e)	Date	Amount	Value

FNMA	5.000%	TBA-30yr	04/12/12	$(1,000,000)	$(1,080,234)
FNMA	4.500	TBA-30yr	05/14/12	(83,000,000)	(88,148,590)

TOTAL (Proceeds Receivable: $89,188,125)					$(89,228,824)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	33	March 2013	$8,204,625	$46,951
Eurodollars	332	June 2014	82,161,700	116,954
Eurodollars	853	September 2014	210,786,962	(111,440)
Eurodollars	(853)	September 2015	(209,230,238)	185,399
Eurodollars	(332)	December 2015	(81,286,050)	(170,897)
Ultra Long U.S. Treasury Bonds	44	June 2012	6,642,625	(248,886)
2 Year U.S. Treasury Notes	6,490	June 2012	1,428,712,663	(834,008)
5 Year U.S. Treasury Notes	(322)	June 2012	(39,457,578)	218,328
10 Year U.S. Treasury Notes	(408)	June 2012	(52,829,625)	(365,866)
30 Year U.S. Treasury Bonds	92	June 2012	12,673,000	129,330

TOTAL				$(1,034,135)

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

						Market Value
	Notional			Rates Exchanged		Upfront
	Amount		Termination	Payments	Payments	Payments	Unrealized
Counterparty	(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC	107,300	(a)	06/20/15	3 month LIBOR	1.000%	$(346,875)	$(169,249)
	31,000		11/02/16	3 month LIBOR	1.780	—	(1,055,143)
	41,900	(a)	06/20/19	3 month LIBOR	2.000	(386,506)	31,839
Citibank NA	15,800	(a)	06/20/27	3 month LIBOR	2.750	(297,561)	383,614
Deutsche Bank Securities, Inc.	23,000	(a)	06/20/17	3 month LIBOR	1.750	(310,911)	(110,399)
	3,500	(a)	03/22/21	3.298%	3 month LIBOR	—	23,210
	12,900	(a)	06/20/22	3 month LIBOR	2.500	(217,424)	57,620
	1,400	(a)	03/22/31	3 month LIBOR	3.638	—	(14,386)
	100	(a)	06/20/32	2.750	3 month LIBOR	(38)	(3,110)
	400	(a)	06/20/42	3 month LIBOR	2.750	12,355	14,184
JPMorgan Securities, Inc.	185,600		12/31/12	3 month LIBOR	0.943	—	(1,064,204)
	11,600	(a)	06/20/17	3 month LIBOR	1.750	(167,015)	(45,472)
	41,800	(a)	06/20/19	3 month LIBOR	2.000	(395,321)	41,501
	7,800	(a)	03/20/21	3.250	3 month LIBOR	—	35,538
	14,600	(a)	03/21/21	3.250	3 month LIBOR	—	66,518
	8,500	(a)	03/28/21	3.225	3 month LIBOR	—	26,548
	14,600	(a)	06/20/22	3 month LIBOR	2.500	(271,062)	90,199
	3,100	(a)	03/20/31	3 month LIBOR	3.613	—	(23,292)
	5,800	(a)	03/21/31	3 month LIBOR	3.608	—	(40,333)
	3,400	(a)	03/28/31	3 month LIBOR	3.580	—	(12,087)

TOTAL						$(2,380,358)	$(1,766,904)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

WRITTEN OPTIONS CONTRACTS — For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$68,000	$740,350

Contracts Written	748,201	15,137,108
Contracts Bought to Close	(658,201)	(14,284,556)
Contracts Expired	(158,000)	(1,592,902)

Contracts Outstanding March 31, 2012	$—	$—

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 47.2%
Banks – 10.9%
Bank of America Corp.
$200,000	4.500%	04/01/15	$206,479
Capital One Financial Corp.
100,000	2.125	07/15/14	100,531
Citigroup Capital X(a)(b)
100,000	8.300	12/21/57	100,875
Citigroup, Inc.
125,000	4.750	05/19/15	131,852
Cooperatieve Centrale Raiffeisen – Boerenleenbank BA(c)
100,000	3.200	03/11/15	102,753
Credit Suisse New York
100,000	5.500	05/01/14	107,560
HSBC Capital Funding LP(a)(b)(c)
100,000	4.610	06/27/49	96,260
JPMorgan Chase & Co.
200,000	3.450	03/01/16	208,443
Morgan Stanley
100,000	3.800	04/29/16	97,249
Resona Preferred Global Securities Ltd.(a)(b)(c)
100,000	7.191	07/30/49	104,500
Wells Fargo & Co.
150,000	2.625	12/15/16	153,197

			1,409,699

Chemicals(b) – 1.6%
Huntsman International LLC
100,000	5.500	06/30/16	99,875
The Dow Chemical Co.
100,000	2.500	02/15/16	102,432

			202,307

Energy – 6.7%
Anadarko Petroleum Corp.(b)
100,000	6.375	09/15/17	118,784
BP Capital Markets PLC
200,000	3.200	03/11/16	211,586
Gaz Capital SA for Gazprom(d)
100,000	9.250	04/23/19	123,375
Noble Holding International Ltd.(b)
100,000	2.500	03/15/17	100,481
Petrobras International Finance Co.(b)
100,000	2.875	02/06/15	102,571
Transocean, Inc.(b)
100,000	5.050	12/15/16	107,018
Weatherford International Ltd.(b)
100,000	5.150	03/15/13	103,608

			867,423

Food & Beverage – 2.9%
Anheuser-Busch InBev Worldwide, Inc.(b)
100,000	3.625	04/15/15	107,197
Kraft Foods, Inc.
100,000	4.125	02/09/16	108,724
Pernod-Ricard SA(b)(c)
150,000	2.950	01/15/17	152,148

			368,069

Health Care Products(b) – 0.8%
Life Technologies Corp.
100,000	4.400	03/01/15	106,602

Health Care Services(b) – 0.8%
Express Scripts, Inc.
100,000	3.125	05/15/16	103,242

Household & Leisure(b) – 0.8%
Prestige Brands, Inc.
100,000	8.250	04/01/18	108,750

Life Insurance – 1.6%
MetLife, Inc.(b)
100,000	2.375	02/06/14	102,535
Prudential Financial, Inc.
100,000	5.100	09/20/14	107,969

			210,504

Media – Cable(b) – 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
100,000	7.250	10/30/17	107,250
COX Communications, Inc.
100,000	5.500	10/01/15	112,475
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
100,000	3.500	03/01/16	104,676

			324,401

Media – Non Cable – 2.5%
NBC Universal Media LLC(b)
100,000	2.100	04/01/14	102,000
News America, Inc.
100,000	5.300	12/15/14	110,636
WPP Finance UK(b)
100,000	8.000	09/15/14	114,471

			327,107

Noncaptive – Financial – 2.0%
General Electric Capital Corp.
150,000	2.150	01/09/15	153,312
SLM Corp.
100,000	5.000	10/01/13	102,500

			255,812

Pipelines(b) – 4.8%
Energy Transfer Partners LP
100,000	5.950	02/01/15	109,815
Enterprise Products Operating LLC
100,000	3.200	02/01/16	104,609
100,000	7.034 (a)	01/15/68	107,500
ONEOK Partners LP
100,000	3.250	02/01/16	104,325
Southern Union Co.(a)
100,000	3.564	11/01/66	87,500
TransCanada PipeLines Ltd.(a)
100,000	6.350	05/15/67	103,000

			616,749

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(b) – 3.4%
HCP, Inc.
$100,000	3.750%	02/01/16	$102,709
Kilroy Realty LP
100,000	5.000	11/03/15	106,536
Simon Property Group LP
100,000	6.100	05/01/16	113,491
WEA Finance LLC(c)
100,000	5.750	09/02/15	109,681

			432,417

Retailers – Food & Drug(b) – 0.9%
Rite Aid Corp.
100,000	9.750	06/12/16	111,250

Technology(b) – 1.7%
Fidelity National Information Services, Inc.
100,000	7.625	07/15/17	109,500
Hewlett-Packard Co.
100,000	3.000	09/15/16	103,180

			212,680

Transportation(b) – 0.9%
CSX Corp.
100,000	6.250	04/01/15	114,978

Wireless Telecommunications(b) – 0.8%
Verizon Communications, Inc.
100,000	3.000	04/01/16	105,619

Wirelines Telecommunications(b) – 1.6%
AT&T, Inc.
100,000	2.400	08/15/16	103,382
Telefonica Emisiones SAU
100,000	4.949	01/15/15	102,725

			206,107

TOTAL CORPORATE OBLIGATIONS
(Cost $6,123,719)			$6,083,716

Mortgage-Backed Obligations – 10.6%
Collateralized Mortgage Obligations – 2.3%
Sequential Fixed Rate – 2.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
$100,000	1.337%	06/25/16	$100,200
FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
200,000	1.655	11/25/16	201,600

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$301,800

Federal Agencies(e) – 8.3%
FNMA – 8.3%
1,000,000	4.500	TBA-30yr	1,063,594

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $1,365,996)			$1,365,394

Asset-Backed Securities – 11.5%
Auto – 3.9%
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
$250,000	0.680%	06/15/15	$249,889
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
250,000	2.140	08/22/16	254,222

			504,111

Student Loan(a) – 7.6%
Nelnet Student Loan Corp. Series 2004-2A, Class A4
230,849	0.631	08/26/19	229,716
SLM Student Loan Trust Series 2006-8, Class A4
250,000	0.640	10/25/21	248,056
SLM Student Loan Trust Series 2006-9, Class A4
250,000	0.630	10/25/22	247,899
SLM Student Loan Trust Series 2012-2, Class A
250,000	0.942	01/25/29	251,660

			977,331

TOTAL ASSET-BACKED SECURITIES
(Cost $1,481,151)			$1,481,442

Foreign Debt Obligations – 4.0%
Sovereign – 4.0%
Republic of Colombia
$100,000	7.375%	03/18/19	$128,250
Republic of Indonesia
100,000	11.625	03/04/19	149,000
Republic of Venezuela
50,000	7.750	10/13/19	42,000
Russian Federation(c)
200,000	3.250	04/04/17	201,800

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $519,993)			$521,050

U.S. Treasury Obligations – 24.1%
United States Treasury Bonds
$20,000	3.125%	02/15/42	$19,167
United States Treasury Notes
1,900,000	0.250 (f)	02/28/14	1,897,169
1,200,000	0.375	03/15/15	1,195,404

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,111,016)			$3,111,740

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $12,601,875)			$12,563,342

Short-term Investments – 12.4%
Certificate of Deposit – 1.5%
Industrial & Commercial Bank of China Ltd.
$200,000	0.770%	06/25/12	200,000

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investments – (continued)

Repurchase Agreement(g) – 10.9%
Joint Repurchase Agreement Account II
$1,400,000	0.147%	04/02/12	$1,400,000

TOTAL SHORT-TERM INVESTMENTS – 12.4%
(Cost $1,600,000)			$1,600,000

TOTAL INVESTMENTS – 109.8%
(Cost $14,201,875)			$14,163,342

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.8)%			(1,263,976)

NET ASSETS – 100.0%			$12,899,366

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $767,142, which represents approximately 5.9% of net assets as of March 31, 2012.

(d)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,063,594, which represents approximately 8.3% of net assets as of March 31, 2012.

(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 71.

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Barclays Bank PLC	EUR/USD	06/20/12	$20,633	$329
	JPY/AUD	06/20/12	6,160	115
	JPY/USD	06/20/12	7,104	104
	NOK/EUR	06/20/12	13,342	35
	SEK/EUR	06/20/12	17,346	93
	SEK/USD	06/20/12	8,668	268
	USD/AUD	06/20/12	4,106	87
	USD/CAD	06/20/12	5,960	40
	USD/JPY	06/20/12	6,519	101
Citibank NA	CAD/AUD	06/20/12	2,826	46
	EUR/JPY	06/20/12	6,588	83
	EUR/NZD	06/20/12	6,595	76
	EUR/USD	06/20/12	11,351	128
	JPY/USD	06/20/12	15,116	117
	USD/AUD	06/20/12	7,186	117
	USD/JPY	06/20/12	18,829	171
Credit Suisse International (London)	EUR/CAD	06/20/12	5,734	86
	EUR/USD	06/20/12	14,304	93
	JPY/EUR	06/20/12	6,671	8
	USD/JPY	06/20/12	5,970	30
Deutsche Bank AG (London)	CAD/USD	06/20/12	6,014	14
	CHF/USD	06/20/12	7,112	112
	EUR/JPY	06/20/12	5,683	119
	GBP/USD	06/20/12	6,394	49
	JPY/USD	06/20/12	13,053	53
	NOK/EUR	06/20/12	20,014	104
	NZD/USD	06/20/12	4,183	37
	SEK/NZD	06/20/12	4,885	129
HSBC Bank PLC	EUR/NOK	06/20/12	13,289	54
	NOK/EUR	06/20/12	14,677	66
	USD/CAD	06/20/12	5,981	19
	USD/NOK	06/20/12	5,418	79
JPMorgan Securities, Inc.	AUD/USD	06/20/12	8,213	23
	CHF/USD	06/20/12	6,502	49
	EUR/AUD	06/20/12	6,798	178
	EUR/CAD	06/20/12	7,793	117
	GBP/USD	06/20/12	6,394	107
	JPY/USD	06/20/12	21,228	228
	USD/AUD	06/20/12	44,875	1,327
	USD/NZD	06/20/12	4,885	40
Morgan Stanley Capital Services, Inc.	EUR/USD	06/20/12	7,044	119
	USD/CAD	06/20/12	5,967	33
	USD/JPY	06/20/12	24,988	12
Royal Bank of Canada	EUR/USD	06/20/12	7,097	86
	USD/CAD	06/20/12	20,850	150
State Street Bank	CAD/USD	06/20/12	13,028	28
	CHF/AUD	06/20/12	8,213	308
	EUR/CHF	06/20/12	16,010	1
	EUR/USD	06/20/12	8,208	43

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

State Street Bank (continued)	JPY/USD	06/20/12	$14,120	$120
	USD/JPY	06/20/12	5,977	23
Westpac Banking Corp.	JPY/EUR	06/20/12	6,671	28
	JPY/USD	06/20/12	7,028	28
	USD/AUD	06/20/12	26,692	208
	USD/JPY	06/20/12	73,985	1,236

TOTAL				$7,454

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Barclays Bank PLC	AUD/CAD	06/20/12	$6,161	$(1)
	AUD/JPY	06/20/12	6,169	(9)
	NOK/EUR	06/20/12	8,006	(3)
	NOK/USD	06/20/12	40,382	(551)
	USD/CHF	06/20/12	6,638	(87)
	USD/EUR	06/20/12	14,536	(138)
	USD/JPY	06/20/12	7,007	(7)
Citibank NA	AUD/USD	06/20/12	13,346	(106)
	CAD/USD	06/20/12	13,938	(62)
	JPY/EUR	06/20/12	6,751	(160)
	JPY/USD	06/20/12	5,960	(40)
	NZD/USD	06/20/12	40,991	(204)
	USD/EUR	06/20/12	4,757	(102)
	USD/GBP	06/20/12	7,993	(68)
	USD/JPY	06/20/12	3,031	(31)
	USD/NZD	06/20/12	8,142	(43)
Credit Suisse International (London)	USD/EUR	06/20/12	20,372	(340)
	USD/GBP	06/20/12	6,394	(101)
Deutsche Bank AG (London)	CHF/NZD	06/20/12	7,328	(14)
	JPY/CAD	06/20/12	8,007	(74)
	JPY/EUR	06/20/12	7,332	(188)
HSBC Bank PLC	USD/EUR	06/20/12	13,823	(181)
	USD/NOK	06/20/12	22,208	(208)
JPMorgan Securities, Inc.	AUD/USD	06/20/12	6,160	(62)
	JPY/USD	06/20/12	13,849	(151)
	NOK/EUR	06/20/12	8,006	(6)
	USD/CHF	06/20/12	7,083	(83)
	USD/GBP	06/20/12	12,907	(242)
	USD/JPY	06/20/12	15,004	(4)
Morgan Stanley Capital Services, Inc.	EUR/SEK	06/20/12	41,232	(307)
Royal Bank of Canada	CAD/EUR	06/20/12	8,006	(7)
	CAD/USD	06/20/12	87,792	(508)
	GBP/EUR	06/20/12	6,671	(42)
State Street Bank	AUD/USD	06/20/12	41,193	(548)
	USD/CHF	06/20/12	34,353	(408)
	USD/EUR	06/20/12	12,320	(249)
	USD/GBP	06/20/12	6,394	(65)

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Westpac Banking Corp.	AUD/USD	06/20/12	$34,904	$(353)
	USD/NZD	06/20/12	8,142	(28)

TOTAL				$(5,781)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

U.K. Liffe Long Gilt	(1)	June 2012	$(183,159)	$1,661
10 Year German Euro-Bund	2	June 2012	369,408	4,917
2 Year U.S. Treasury Notes	6	June 2012	1,320,844	1,677
5 Year U.S. Treasury Notes	10	June 2012	1,225,391	6,746
10 Year U.S. Treasury Notes	(3)	June 2012	(388,453)	2,323
30 Year U.S. Treasury Bonds	(1)	June 2012	(137,750)	998

TOTAL				$18,322

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 42.2%
Collateralized Mortgage Obligations – 17.4%
Interest Only(a) – 0.0%
FNMA REMIC Series 1990-145, Class B
$809	1,004.961%	12/25/20	$13,510

Planned Amortization Class – 0.2%
FHLMC REMIC Series 2113, Class TE
267,248	6.000	01/15/14	275,664
FNMA REMIC Series 1993-225, Class WC
182,299	6.500	12/25/13	188,394

			464,058

Regular Floater(b) – 11.2%
Collateralized Mortgage Securities Corp. Series N, Class 2
83,405	1.091	08/25/17	83,603
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
1,594,234	0.791	02/25/48	1,592,985
FHLMC REMIC Series 1826, Class F
81,978	0.650	09/15/21	81,871
FNMA REMIC Series 1990-145, Class A
329,284	1.139	12/25/20	333,815
FNMA REMIC Series 1997-20, Class F
686,774	0.670	03/25/27	678,013
FNMA REMIC Series 1998-66, Class FC
167,234	0.742	11/17/28	168,295
NCUA Guaranteed Notes Series 2010-A1, Class A
921,632	0.593	12/07/20	922,140
NCUA Guaranteed Notes Series 2010-R2, Class 1A
1,690,293	0.613	11/06/17	1,692,406
NCUA Guaranteed Notes Series 2011-A1
2,700,000	0.262	06/12/13	2,700,000
NCUA Guaranteed Notes Series 2011-R1, Class 1A
1,216,280	0.693	01/08/20	1,220,081
NCUA Guaranteed Notes Series 2011-R2, Class 1A
3,469,080	0.643	02/06/20	3,477,482
NCUA Guaranteed Notes Series 2011-R3, Class 1A
3,765,055	0.642	03/11/20	3,773,291
NCUA Guaranteed Notes Series 2011-R4, Class 1A
5,809,663	0.623	03/06/20	5,814,429
NCUA Guaranteed Notes Series 2011-R5, Class 1A
5,665,145	0.623	04/06/20	5,672,005
NCUA Guaranteed Notes Series 2011-R6, Class 1A
5,506,673	0.643	05/07/20	5,513,771

			33,724,187

Sequential Fixed Rate – 4.8%
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
5,000,000	2.699	05/25/18	5,179,676
FHLMC Multifamily Structured Pass-Through Certificates Series K705, Class A2
1,000,000	2.303	09/25/18	1,010,345
FNMA ACES Series 2009-M2, Class A2
3,250,000	3.334	01/25/19	3,456,771
FNMA REMIC Series 2009-70, Class AL
4,232,641	5.000	08/25/19	4,522,751
NCUA Guaranteed Notes Series 2010-R1, Class 2A
275,245	1.840	10/07/20	278,686

			14,448,229

Sequential Floating Rate(b) – 1.2%
FHLMC Multifamily Structured Pass Through Certificates Series K701, Class A2
2,250,000	3.882	11/25/17	2,465,613
NCUA Guaranteed Notes Series 2010-R1, Class 1A
1,082,714	0.693	10/07/20	1,085,294

			3,550,907

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$52,200,891

Federal Agencies – 24.8%
Adjustable Rate FHLMC(b) – 1.4%
45,663	2.526	08/01/16	46,288
71,973	3.491	08/01/18	74,507
261,532	3.036	11/01/18	269,736
45,203	3.055	11/01/18	46,355
18,434	3.018	02/01/19	18,931
46,691	2.471	03/01/19	47,585
31,589	3.347	03/01/19	32,653
43,837	2.658	06/01/19	44,620
32,733	3.120	07/01/19	33,775
753,780	3.357	11/01/19	780,502
587,081	6.876	11/01/19	625,608
50,788	3.169	01/01/20	51,806
65,924	2.468	05/01/21	67,493
40,679	2.499	10/01/26	41,341
678,428	3.950	08/01/28	722,844
324,464	2.409	05/01/29	338,280
42,175	4.188	06/01/29	45,839
65,788	2.566	04/01/30	67,875
66,047	4.327	06/01/30	71,785
165,157	2.511	12/01/30	169,625
49,428	2.572	02/01/31	51,061
13,944	2.982	06/01/31	14,614
430,931	4.141	05/01/35	456,962

			4,120,085

Adjustable Rate FNMA(b) – 2.1%
186,329	6.750	04/01/17	195,781
32,829	4.258	08/01/17	33,991
114,769	2.741	09/01/17	118,573
70,602	2.750	09/01/17	73,447
26,008	2.625	12/01/17	26,467
24,767	4.875	12/01/17	26,541
171,391	2.674	03/01/18	174,660
69,908	2.696	03/01/18	72,133
741,556	2.644	07/01/18	755,944
30,259	1.937	10/01/18	30,511
35,622	2.502	10/01/18	36,324
88,238	2.691	10/01/18	90,867
85,136	2.744	10/01/18	87,129
109,359	2.576	01/01/19	111,498

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2012

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$388,644	4.015%	04/01/19	$410,948
19,267	5.976	04/01/19	20,181
154,411	2.451	05/01/19	159,956
736,554	2.585	05/01/19	751,856
105,273	6.179	07/01/19	112,182
289,369	4.298	08/01/19	308,057
265,577	5.778	05/01/20	283,006
365,503	2.591	06/01/20	373,047
24,736	6.556	02/01/22	26,359
82,118	2.676	05/20/22	85,180
243,147	2.286	02/01/23	249,572
3,883	6.219	12/01/23	4,014
410,236	2.422	01/01/24	424,046
456,128	2.479	03/01/24	469,389
380,581	2.478	06/20/24	392,798
25,516	4.128	08/01/24	26,515
115,982	5.093	01/01/25	123,594
28,727	3.715	06/01/27	29,675
18,313	4.250	12/01/27	19,883
40,082	4.523	01/01/28	43,565
27,353	2.468	06/01/29	28,199
18,926	2.552	06/01/29	19,467
20,419	3.965	05/01/36	22,023
126,622	1.582	06/01/40	127,279
11,295	1.382	02/01/41	11,276

			6,355,933

Adjustable Rate GNMA(b) – 2.6%
7,521,523	1.625	08/20/34	7,774,016

FHLMC – 1.6%
40,364	6.500	03/01/13	41,728
15,379	6.500	04/01/13	15,536
16,174	6.500	05/01/13	16,721
27,979	6.500	06/01/13	28,792
452,577	8.000	12/01/15	488,953
399,182	5.500	01/01/20	436,852
199,976	7.000	04/01/21	232,680
124,392	7.000	08/01/21	144,852
1,205,026	7.000	03/01/22	1,397,293
351,740	7.000	05/01/22	407,853
1,233,689	7.000	06/01/22	1,430,501
12,216	4.500	05/01/23	13,036
20,994	7.000	12/01/25	24,320

			4,679,117

FNMA – 17.1%
29,715	6.000	05/01/12	29,789
9,295	6.500	05/01/12	9,368
25,297	6.000	06/01/12	25,442
12,175	6.500	06/01/12	12,302
480,879	5.500	01/01/13	489,871
229,834	8.000	01/01/16	245,390
455,084	7.000	03/01/17	496,184
84,382	7.000	05/01/17	92,002
1,300,000	3.660	01/01/18	1,404,368
1,079,104	2.800	03/01/18	1,122,340
2,858,597	5.500	03/01/18	3,111,962
287,379	5.500	04/01/18	312,850
740,000	3.840	05/01/18	804,360
9,348,501	3.738	06/01/18	10,153,177
2,300,000	2.960	11/01/18	2,404,426
1,654	5.000	08/01/19	1,792
11,607	5.000	09/01/19	12,570
9,282	5.000	11/01/19	10,057
31,376	5.000	01/01/20	33,995
787,848	3.416	10/01/20	835,360
591,167	3.632	12/01/20	632,771
5,952,256	4.316	07/01/21	6,610,995
111,141	7.000	07/01/21	127,521
199,963	7.000	11/01/21	230,016
105,296	7.000	12/01/21	121,239
213,269	7.000	01/01/22	245,426
41,912	7.000	02/01/22	48,215
146,832	7.000	01/01/28	171,182
123,186	6.500	04/01/33	139,041
20,000,000	4.500	TBA-30yr (d)	21,271,876

			51,205,887

GNMA – 0.0%
39,771	7.000	12/15/25	46,119
70,923	7.000	04/15/26	82,772

			128,891

TOTAL FEDERAL AGENCIES			$74,263,929

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $124,138,549)			$126,464,820

Agency Debentures – 13.4%
FHLB
$2,600,000	0.210%	01/04/13	$2,599,961
FHLMC
10,000,000	0.193 (b)	06/03/13	10,000,680
5,000,000	0.192 (b)	06/17/13	5,001,275
1,900,000	0.500	10/15/13	1,903,670
5,100,000	0.500	10/18/13	5,101,011
3,300,000	0.500	04/17/15	3,285,657
FNMA
11,200,000	0.600	11/14/13	11,228,641
1,000,000	4.125	04/15/14	1,075,137

TOTAL AGENCY DEBENTURES
(Cost $40,152,706)			$40,196,032

Asset-Backed Securities – 18.3%
Auto – 6.5%
Ally Master Owner Trust Series 2010-1, Class A(b)(c)
$6,500,000	1.992%	01/15/15	$6,562,483
Ford Credit Auto Owner Trust Series 2009-B, Class A3
1,141,162	2.790	08/15/13	1,143,873

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Auto – (continued)

Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A(b)
$3,500,000	0.712%	01/15/16	$3,510,704
Honda Auto Receivables Owner Trust Series 2012-1, Class A3
1,400,000	0.770	01/15/16	1,399,818
Nissan Auto Receivables Owner Trust Series 2012-A, Class A3
1,350,000	0.730	05/16/16	1,348,906
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
1,400,000	0.680	06/15/15	1,399,381
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
1,900,000	2.140	08/22/16	1,932,086
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2
2,250,000	0.610	10/20/14	2,251,642

			19,548,893

Credit Card(b)(c) – 1.4%
World Financial Network Credit Card Master Trust Series 2006-A, Class A
4,200,000	0.372	02/15/17	4,172,953

Home Equity(c) – 0.7%
AH Mortgage Advance Trust Series SART-1, Class A1
1,300,000	2.630	05/10/42	1,295,539
AH Mortgage Advance Trust Series SART-2, Class A1
800,000	3.270	09/15/43	800,099

			2,095,638

Student Loan(b) – 9.7%
Access Group, Inc. Series 2002-1, Class A2
2,306,505	0.654	09/25/25	2,292,949
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
2,183,170	0.574	12/26/17	2,173,626
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2004 I-A-2
3,092,267	0.634	06/27/22	3,062,799
Brazos Higher Education Authority, Inc. Student Loan Revenue Series 2005 I-A-2
2,070,000	0.554	12/26/18	2,058,615
College Loan Corp. Trust Series 2004-1, Class A3
6,946,618	0.720	04/25/21	6,779,960
College Loan Corp. Trust Series 2005-1, Class A2
5,000,000	0.660	07/25/24	4,878,148
College Loan Corp. Trust Series 2005-2, Class A2
684,371	0.677	10/15/21	681,828
Education Funding Capital Trust I Series 2003-3, Class A3
2,914,012	0.744	03/16/20	2,907,936
Education Funding Capital Trust I Series 2004-1, Class A2
2,075,299	0.634	12/15/22	2,060,501
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
1,715,289	1.160	04/25/19	1,715,005
SLM Student Loan Trust Series 2004-9, Class A4
143,096	0.690	04/25/17	143,095
SLM Student Loan Trust Series 2006-5, Class A3
449,190	0.590	10/25/19	449,101

			29,203,563

TOTAL ASSET-BACKED SECURITIES
(Cost $55,173,900)			$55,021,047

Government Guarantee Obligations – 20.5%
Ally Financial, Inc.(e)
$20,700,000	2.200%	12/19/12	$20,990,338
Bank of America Corp.(b)(e)
13,400,000	0.674	06/22/12	13,416,308
Citigroup Funding, Inc.(e)
8,600,000	0.883 (b)	04/30/12	8,605,091
5,000,000	1.875	11/15/12	5,050,585
General Electric Capital Corp.(e)
2,000,000	0.474 (b)	12/21/12	2,003,132
6,000,000	2.625	12/28/12	6,106,242
Morgan Stanley & Co.(b)(e)
3,800,000	0.824	06/20/12	3,805,818
United States Central Federal Credit Union(f)
1,500,000	1.900	10/19/12	1,513,871

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $61,107,834)			$61,491,385

U.S. Treasury Obligations – 8.2%
United States Treasury Bonds
$100,000	5.000%	05/15/37	$130,986
1,600,000	3.125	02/15/42	1,533,376
United States Treasury Inflation Protected Securities
756,282	3.000	07/15/12	773,533
428,892	0.625	04/15/13	440,219
245,273	2.000	01/15/14	262,212
1,442,784	2.000	07/15/14	1,571,956
1,780,350	1.625	01/15/15	1,940,581
1,980,755	1.875	07/15/15	2,209,156
United States Treasury Notes
3,500,000	0.125	12/31/13	3,488,030
7,900,000	0.250	02/28/14	7,888,229
2,300,000	1.000	03/31/17	2,294,871
1,700,000	1.500	03/31/19	1,687,117
300,000	2.000	11/15/21	295,311

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,506,952)			$24,515,577

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2012

Notional	Exercise	Expiration
Amount	Rate	Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Barclays Bank PLC Put – OTC – 10 year Interest Rate Swap Strike Price 2.208%
$2,600,000	2.208%	05/21/12	$17,521
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 2.208%
2,600,000	2.208	05/21/12	48,674
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 2.198%
3,500,000	2.198	05/22/12	22,950
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.198%
3,500,000	2.198	05/22/12	68,107

TOTAL OPTIONS PURCHASED
(Cost $211,711)			$157,252

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $305,291,652)			$307,846,113

Short-term Investments – 4.9%
U.S. Treasury Obligation(g)(h) – 3.0%
United States Treasury Bill
$9,000,000	0.000%	10/18/12	$8,993,538

Repurchase Agreement(i) – 1.9%
Joint Repurchase Agreement Account II
5,700,000	0.147	04/02/12	5,700,000

TOTAL SHORT-TERM INVESTMENTS – 4.9%
(Cost $14,696,250)			$14,693,538

TOTAL INVESTMENTS – 107.6%
(Cost $319,987,902)			$322,539,651

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.6)%			(22,645,974)

NET ASSETS – 100.0%			$299,893,677

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,424,059, which represents approximately 4.8% of net assets as of March 31, 2012.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $21,271,876 which represents approximately 7.1% of net assets as of March 31, 2012.

(e)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012. Total market value for these securities amounts to $59,977,514, which represents approximately 20.0% of net assets as of March 31, 2012.

(f)	Guaranteed by the National Credit Union Administration (“NCUA”) through December 31, 2012. Total market value for this security amounts to $1,513,871, which represents approximately 0.5% of net assets as of March 31, 2012.

(g)	All or a portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 71.

Investment Abbreviations:
ACES	—	Alternative Credit Enhancement Securities
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
OTC	—	Over the Counter
REMIC	—	Real Estate Mortgage Investment Conduit
SART	—	Servicer Advance Revolving Trust

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At March 31, 2012, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(d)	Date	Amount	Value

FNMA (Proceeds Receivable: $21,239,063)	4.500%	TBA-30yr	05/14/12	$(20,000,000)	$(21,240,624)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	245	June 2012	$60,962,125	$(9,739)
Eurodollars	1	December 2012	248,700	998
Eurodollars	1	March 2013	248,625	1,423
Eurodollars	1	June 2013	248,488	1,873
Eurodollars	63	June 2014	15,590,925	22,193
Eurodollars	162	September 2014	40,032,225	(21,238)
Eurodollars	(162)	September 2015	(39,736,575)	35,299
Eurodollars	(63)	December 2015	(15,424,763)	(32,429)
Ultra Long U.S. Treasury Bonds	(6)	June 2012	(905,813)	2,803
2 Year U.S. Treasury Notes	113	June 2012	24,875,891	(15,698)
5 Year U.S. Treasury Notes	124	June 2012	15,194,844	(11,819)
10 Year U.S. Treasury Notes	1	June 2012	129,484	1,053
30 Year U.S. Treasury Bonds	(12)	June 2012	(1,653,000)	16,978

TOTAL				$(8,303)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

						Market
				Rates		Value
	Notional			Exchanged		Upfront
	Amount		Termination	Payments	Payments	Payments	Unrealized
Counterparty	(000s)		Date	Received	Made	Made (Received)	Gain (Loss)

Bank of America Securities LLC	$6,300	(a)	06/20/19	3 month LIBOR	2.000%	$(58,114)	$4,787
Deutsche Bank Securities, Inc.	15,600	(a)	06/20/17	3 month LIBOR	1.750	(210,880)	(74,878)
	11,000	(a)	06/20/22	3 month LIBOR	2.500	(185,400)	49,133
	5,300	(a)	06/20/32	3 month LIBOR	2.750	2,720	164,169
JPMorgan Securities, Inc.	119,000		12/31/12	3 month LIBOR	0.943	—	(682,329)
	8,000	(a)	06/20/17	3 month LIBOR	1.750	(115,182)	(31,360)
	6,300	(a)	06/20/19	3 month LIBOR	2.000	(59,582)	6,255
	3,400	(a)	03/21/21	3.250%	3 month LIBOR	—	15,490
	5,600	(a)	06/20/22	3 month LIBOR	2.500	(103,969)	34,597
	18,100	(a)	06/20/27	2.750	3 month LIBOR	324,048	(422,628)
	1,300	(a)	03/21/31	3 month LIBOR	3.608	—	(9,040)
Morgan Stanley Capital Services, Inc.	1,500	(a)	06/20/42	3 month LIBOR	2.750	53,496	46,024

TOTAL						$(352,863)	$(899,780)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS —
For the year ended March 31, 2012, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding March 31, 2011	$15,000	$163,440

Contracts Written	122,000	2,165,698
Contracts Bought to Close	(103,400)	(2,010,788)
Contracts Expired	(33,600)	(318,350)

Contracts Outstanding March 31, 2012	$—	$—

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 2, 2012, as follows:

			Collateral
	Principal	Maturity	Allocation
Fund	Amount	Value	Value

Enhanced Income	$18,600,000	$18,600,228	$19,007,762

Government Income	131,400,000	131,401,610	134,280,640

Inflation Protected Securities	700,000	700,009	715,346

Short Duration Government	91,800,000	91,801,125	93,812,502

Short Duration Income	1,400,000	1,400,017	1,430,692

Ultra-Short Duration Government	5,700,000	5,700,070	5,824,959

REPURCHASE AGREEMENTS — At March 31, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

				Inflation	Short	Short	Ultra-Short
	Interest	Enhanced	Government	Protected	Duration	Duration	Duration
Counterparty	Rate	Income	Income	Securities	Government	Income	Government

BNP Paribas Securities Co.	0.150%	$7,557,723	$53,391,653	$284,431	$37,301,018	$568,861	$2,316,076

Credit Suisse Securities LLC	0.070	889,144	6,281,371	33,462	4,388,355	66,925	272,480

Deutsche Bank Securities, Inc.	0.050	1,689,373	11,934,605	63,579	8,337,875	127,157	517,711

JPMorgan Securities LLC	0.190	3,573,469	25,244,830	134,485	17,636,799	268,971	1,095,095

Wells Fargo Securities LLC	0.160	4,890,291	34,547,541	184,043	24,135,953	368,086	1,498,638

TOTAL		$18,600,000	$131,400,000	$700,000	$91,800,000	$1,400,000	$5,700,000

At March 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.000 to 4.500%	08/01/24 to 04/01/42

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

Government National Mortgage Association	3.500 to 5.000	12/15/39 to 02/15/42

U.S. Treasury Notes	0.625 to 9.250	04/02/12 to 05/15/19

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2012

Enhanced
Income Fund
Assets:

Investments, at value (cost $488,898,959, $832,105,097, $295,770,213, $2,289,745,731, $12,801,875 and $314,287,902)	$492,523,643
Repurchase agreement, at value which equals cost	18,600,000
Cash	97,718
Receivables:
Interest	3,107,195
Investments sold	1,782,776
Investments sold on an extended settlement basis	—
Fund shares sold	1,086,373
Futures — variation margin	45,275
Unrealized gain on swap contracts	37,980
Upfront payments made on swap contracts	9,725
Collateral on certain derivative contracts	—
Unrealized gain on forward foreign currency exchange contracts	—
Reimbursement from investment adviser	—
Deferred offering costs	—
Other assets	4,207

Total assets	517,294,892

Liabilities:

Payables:
Investments purchased	6,429,572
Investments purchased on an extended settlement basis	—
Fund shares redeemed	444,438
Amounts owed to affiliates	136,504
Income distribution	62,815
Collateral on certain derivative contracts	—
Futures — variation margin	—
Forward sale contracts, at value (proceeds receivable $0, $62,698,125, $0, $89,188,125, $0 and $21,239,063)	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Payable for offering costs	—
Upfront payments received on swap contracts	15,413
Accrued expenses and other liabilities	120,897

Total liabilities	7,209,639

Net Assets:

Paid-in capital	527,086,832
Undistributed (distributions in excess of) net investment income	694,425
Accumulated net realized gain (loss)	(19,689,393)
Net unrealized gain (loss)	1,993,389

NET ASSETS	$510,085,253

Net Assets:
Class A	$110,136,185
Class B	476,412
Class C	—
Institutional	395,750,640
Administration	1,682,497
Service	—
Class IR	2,039,519
Class R	—

Total Net Assets	$510,085,253

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	11,610,303
Class B	50,300
Class C	—
Institutional	41,769,302
Administration	176,988
Service	—
Class IR	215,323
Class R	—

Net asset value, offering and redemption price per share:(a)
Class A	$9.49
Class B	9.47
Class C	—
Institutional	9.47
Administration	9.51
Service	—
Class IR	9.47
Class R	—

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government, Short Duration Income and Ultra-Short Duration Government Funds is $9.63, $15.97, $11.60, $10.46, $10.11 and $8.90, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

				Ultra-Short
Government	Inflation Protected	Short Duration	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Income Fund	Government Fund

$849,131,317	$307,491,706	$2,307,010,697	$12,763,342	$316,839,651
131,400,000	700,000	91,800,000	1,400,000	5,700,000
81,719	26,322	480,584	75,973	74,516

2,759,044	1,163,235	7,733,497	77,357	624,084
21,570,968	—	23,315,183	725,578	177,508
177,016,324	—	126,933,607	—	27,518,111
1,857,817	251,475	2,275,078	—	280,070
—	—	—	2,402	26,159
496,836	21,220	770,771	—	320,455
377,452	—	12,355	—	380,264
—	—	3,690,000	—	1,330,000
—	—	—	7,454	—
67,381	73,478	53,524	110,684	13,988
—	—	—	209,811	—
6,409	2,430	19,927	—	6,022

1,184,765,267	309,729,866	2,564,095,223	15,372,601	353,290,828

14,049,587	—	21,124,285	577,153	3,985,707
308,537,500	—	105,086,641	1,565,439	24,403,711
2,726,523	1,174,649	66,184,286	—	1,567,892
548,846	117,379	1,202,219	4,236	115,275
159,436	19,277	125,200	—	45,942
1,030,000	—	982,800	—	—
420,121	24,447	38,612	—	—
62,714,450	—	89,228,824	—	21,240,624
355,153	13,358	2,537,675	—	1,220,235
—	—	—	5,781	—
—	—	—	229,284	—
303,163	—	2,392,713	—	733,127
128,886	55,346	260,438	91,342	84,638

390,973,665	1,404,456	289,163,693	2,473,235	53,397,151

765,485,876	299,593,881	2,250,229,913	12,925,910	340,232,581
1,271,283	(230,042)	4,532,563	346	64,098
10,764,336	(2,891,544)	5,745,826	(8,352)	(42,045,107)
16,270,107	11,853,115	14,423,228	(18,538)	1,642,105

$793,791,602	$308,325,410	$2,274,931,530	$12,899,366	$299,893,677

$396,438,754	$123,135,021	$808,033,747	$1,747,050	$85,904,837
12,108,545	—	490,762	—	—
32,148,220	24,311,865	95,446,051	9,972	—
241,381,676	159,074,551	1,265,478,840	11,122,394	212,610,892
—	—	—	—	—
89,677,294	—	69,462,796	—	447,718
1,669,083	393,148	36,019,334	9,977	930,230
20,368,030	1,410,825	—	9,973	—

$793,791,602	$308,325,410	$2,274,931,530	$12,899,366	$299,893,677

25,796,209	11,030,902	78,461,647	175,424	9,797,714
787,904	—	47,830	—	—
2,091,949	2,170,627	9,329,612	1,000	—
15,733,260	14,200,920	123,278,354	1,115,739	24,242,549
—	—	—	—	—
5,850,087	—	6,776,021	—	50,817
108,667	35,196	3,495,408	1,001	106,209
1,326,927	126,098	—	1,000	—

$15.37	$11.16	$10.30	$9.96	$8.77
15.37	—	10.26	—	—
15.37	11.20	10.23	9.97	—
15.34	11.20	10.27	9.97	8.77
—	—	—	—	—
15.33	—	10.25	—	8.81
15.36	11.17	10.30	9.97	8.76
15.35	11.19	—	9.97	—

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2012

Enhanced
Income Fund

Investment income:

Interest	$10,860,009

Expenses:

Management fees	1,709,699
Distribution and Service fees(b)	468,620
Transfer Agent fees(b)	442,218
Custody and accounting fees	169,169
Professional fees	96,856
Registration fees	85,274
Printing and mailing costs	62,545
Trustee fees	18,469
Administration share fees	5,900
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Organization costs	—
Other	23,353

Total expenses	3,082,103

Less — expense reductions	(342,121)

Net expenses	2,739,982

NET INVESTMENT INCOME	8,120,027

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	2,539,366
Futures contracts	(10,893,821)
Written options	127,317
Swap contracts	15,264
Forward foreign currency exchange contracts	—
Net change in unrealized gain (loss) on:
Investments	(2,982,404)
Futures contracts	1,835,743
Written options	—
Swap contracts	(47,174)
Forward foreign currency exchange contracts	—

Net realized and unrealized gain (loss)	(9,405,709)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,285,682)

(a)	Commenced operations on February 29, 2012.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$461,672	$6,948	$—	$—	$240,069	$903	$—	$197,645	$944	$—	$2,657	$—
Government Income	1,050,240	146,229	321,143	86,062	546,125	19,010	41,748	101,686	—	38,181	1,422	22,376
Inflation Protected Securities	263,124	—	245,273	6,525	136,825	—	31,933	52,985	—	—	1,331	1,697
Short Duration Government	2,278,890	7,562	1,098,033	—	1,185,023	987	142,789	585,314	—	33,861	37,745	—
Short Duration Income(a)	110	—	9	4	58	—	1	352	—	—	1	1
Ultra-Short Duration Government	257,512	—	—	—	133,906	—	—	106,123	—	284	947	—

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

				Ultra-Short
Government	Inflation Protected	Short Duration	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Income Fund(a)	Government Fund

$17,140,454	$6,136,539	$34,658,736	$14,512	$4,739,813

4,507,953	873,198	12,076,235	3,708	1,479,003
1,603,674	514,922	3,384,485	123	257,512
770,548	224,771	1,985,719	413	241,260
275,544	69,939	290,649	11,615	183,445
99,790	145,717	96,369	49,225	95,345
97,091	51,225	190,451	5,000	61,971
121,382	41,967	179,694	7,500	40,573
18,546	16,805	21,875	4,000	16,443
—	—	—	—	—
238,633	—	211,629	—	1,777
238,633	—	211,629	—	1,777
—	—	—	19,473	—
—	—	—	12,000	—
44,631	10,094	117,559	2,000	50,500

8,016,425	1,948,638	18,766,294	115,057	2,429,606

(686,817)	(559,651)	(2,532,072)	(110,692)	(543,739)

7,329,608	1,388,987	16,234,222	4,365	1,885,867

9,810,846	4,747,552	18,424,514	10,147	2,853,946

31,917,107	14,472,138	51,902,012	(5,769)	3,877,395
10,845,944	(582,081)	(7,346,247)	(2,591)	(3,037,933)
(1,408,471)	(234,027)	(4,011,653)	—	(545,257)
(2,126,859)	(91,166)	(13,815,753)	—	(3,688,399)
—	—	—	308	—

3,483,162	9,682,641	(2,091,667)	(38,533)	(620,783)
(287,759)	250,921	(4,697,582)	18,322	146,356
(27,231)	(496)	(61,723)	—	(13,777)
537,068	9,625	(6,776,926)	—	439,584
—	—	—	1,673	—

42,932,961	23,507,555	13,100,461	(26,590)	(3,442,814)

$52,743,807	$28,255,107	$31,524,975	$(16,443)	$(588,868)

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

From operations:

Net investment income	$8,120,027	$12,608,340
Net realized gain (loss)	(8,211,874)	(3,051,376)
Net change in unrealized gain (loss)	(1,193,835)	(5,175,240)

Net increase (decrease) in net assets resulting from operations	(1,285,682)	4,381,724

Distributions to shareholders:

From net investment income
Class A Shares	(1,792,169)	(3,106,539)
Class B Shares	(1,525)	(2,995)
Class C Shares	—	—
Institutional Shares	(6,459,840)	(9,350,881)
Administration Shares	(25,026)	(43,678)
Service Shares	—	—
Class IR Shares(a)	(24,400)	(9)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares	—	—

Total distributions to shareholders	(8,302,960)	(12,504,102)

From share transactions:

Proceeds from sales of shares	360,036,258	654,480,790
Reinvestment of distributions	7,340,591	9,891,682
Cost of shares redeemed	(655,224,524)	(1,072,464,895)

Net increase (decrease) in net assets resulting from share transactions	(287,847,675)	(408,092,423)

TOTAL INCREASE (DECREASE)	(297,436,317)	(416,214,801)

Net assets:

Beginning of year	807,521,570	1,223,736,371

End of year	$510,085,253	$807,521,570

Undistributed (distributions in excess of) net investment income	$694,425	$847,280

(a)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		Inflation Protected Securities Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011

$9,810,846	$14,175,088	$4,747,552	$4,170,927
39,227,721	20,752,252	13,564,864	14,405,181
3,705,240	(1,860,450)	9,942,691	(765,884)

52,743,807	33,066,890	28,255,107	17,810,224

(5,120,138)	(7,591,560)	(2,478,500)	(1,202,162)
(69,255)	(202,418)	—	—
(150,082)	(312,961)	(468,608)	(165,497)
(3,975,947)	(4,740,710)	(3,727,032)	(2,402,273)
—	—	—	—
(1,007,114)	(1,445,525)	—	—
(15,696)	(10,826)	(12,811)	(2,205)
(164,769)	(123,067)	(31,098)	(7,684)

(8,861,023)	(16,400,382)	(7,853,145)	(4,075,397)
(307,313)	(800,894)	—	—
(693,760)	(1,316,210)	(1,730,710)	(1,100,050)
(5,146,024)	(8,077,768)	(9,396,683)	(5,209,809)
(2,204,050)	(3,659,282)	—	—
(27,828)	(25,833)	(170,273)	(6,632)
(401,308)	(399,030)	(85,385)	(32,303)

(28,144,307)	(45,106,466)	(25,954,245)	(14,204,012)

332,308,933	392,517,386	205,588,498	63,015,716
22,914,512	35,783,508	22,781,478	10,146,808
(458,448,811)	(485,578,337)	(133,424,118)	(105,381,638)

(103,225,366)	(57,277,443)	94,945,858	(32,219,114)

(78,625,866)	(69,317,019)	97,246,720	(28,612,902)

872,417,468	941,734,487	211,078,690	239,691,592

$793,791,602	$872,417,468	$308,325,410	$211,078,690

$1,271,283	$960,195	$(230,042)	$713,946

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

From operations:

Net investment income	$18,424,514	$26,098,671
Net realized gain (loss)	26,728,359	21,119,233
Net change in unrealized gain (loss)	(13,627,898)	3,192,343

Net increase (decrease) in net assets resulting from operations	31,524,975	50,410,247

Distributions to shareholders:

From net investment income
Class A Shares	(3,665,592)	(7,071,214)
Class B Shares	(163)	(832)
Class C Shares	(51,682)	(108,193)
Institutional Shares	(10,837,614)	(16,412,681)
Service Shares	(216,604)	(634,331)
Class IR Shares	(180,431)	(45,463)
Class R Shares	—	—
From net realized gains
Class A Shares	(149,257)	(20,762,540)
Class B Shares	(111)	(35,659)
Class C Shares	(17,475)	(2,853,041)
Institutional Shares	(245,384)	(33,062,542)
Service Shares	(12,585)	(2,760,684)
Class IR Shares	(7,450)	(134,462)
From capital
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—

Total distributions to shareholders	(15,384,348)	(83,881,642)

From share transactions:

Proceeds from sales of shares	1,284,918,598	1,678,386,937
Reinvestment of distributions	13,009,593	65,271,987
Cost of shares redeemed	(1,830,414,905)	(2,720,285,918)

Net increase (decrease) in net assets resulting from share transactions	(532,486,714)	(976,626,994)

TOTAL INCREASE (DECREASE)	(516,346,087)	(1,010,098,389)

Net assets:

Beginning of period	2,791,277,617	3,801,376,006

End of period	$2,274,931,530	$2,791,277,617

Undistributed (distributions in excess of) net investment income	$4,532,563	$3,348,848

(a)	Commenced operations on February 29, 2012.

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Income Fund(a)	Ultra-Short Duration Government Fund
For the	For the Fiscal	For the Fiscal
Period Ended	Year Ended	Year Ended
March 31, 2012	March 31, 2012	March 31, 2011

$10,147	$2,853,946	$5,067,338
(8,052)	(3,394,194)	(2,360,749)
(18,538)	(48,620)	(1,656,729)

(16,443)	(588,868)	1,049,860

(337)	(245,344)	(1,131,102)
—	—	—
(2)	—	—
(9,789)	(1,530,652)	(3,233,018)
—	(798)	(5,813)
(8)	(3,661)	(3,562)
(5)	—	—

—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—

—	—	(31,847)
—	—	(91,029)
—	—	(164)
—	—	(100)

(10,141)	(1,780,455)	(4,496,635)

12,915,887	163,330,885	292,793,748
10,134	1,269,217	2,636,012
(71)	(277,140,579)	(670,865,943)

12,925,950	(112,540,477)	(375,436,183)

12,899,366	(114,909,800)	(378,882,958)

—	414,803,477	793,686,435

$12,899,366	$299,893,677	$414,803,477

$346	$64,098	$(273,788)

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$9.60	$0.09	$(0.11)	$(0.02)	$(0.09)
2012 - B	9.58	0.02	(0.11)	(0.09)	(0.02)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)

2011 - A	9.67	0.10	(0.07)	0.03	(0.10)
2011 - B	9.66	0.03	(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)

2010 - A	9.51	0.12	0.19	0.31	(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)

2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.49	(0.19)%	$110,136	0.64%		0.69%		0.94%		86%
9.47	(0.93)	476	1.39		1.44		0.19		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86

9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(c)	0.43	(c)	1.39	(c)	71

9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

9.67	1.32	40,286	0.58	(c)	0.76	(c)	3.90	(c)	8
9.65	0.91	3,501	1.33	(c)	1.51	(c)	3.16	(c)	8
9.66	1.47	228,300	0.24	(c)	0.42	(c)	4.26	(c)	8
9.68	1.36	266	0.49	(c)	0.67	(c)	4.29	(c)	8

9.72	4.43	40,505	0.61		0.79		4.46		87
9.70	1.16	5,230	1.36	(c)	1.54	(c)	3.87	(c)	87
9.70	4.82	236,210	0.25		0.43		4.82		87
9.72	4.88	254	0.50		0.68		4.40		87

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$14.95	$0.18	$0.76	$0.94	$(0.18)	$(0.34)	$(0.52)
2012 - B	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)

2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)

2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average		Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets		turnover rate

$15.37	6.32%	$396,439	0.92%		1.00%		1.14%		763%
15.37	5.53	12,109	1.67		1.75		0.39		763
15.37	5.53	32,148	1.67		1.75		0.38		763
15.34	6.69	241,382	0.58		0.66		1.48		763
15.33	6.17	89,677	1.08		1.16		0.97		763
15.36	6.59	1,669	0.67		0.75		1.35		763
15.35	6.07	20,368	1.17		1.25		0.87		763

14.95	3.63	442,915	0.92		0.99		1.53		545
14.95	2.86	17,358	1.67		1.74		0.79		545
14.95	2.86	33,279	1.67		1.74		0.78		545
14.92	3.92	266,217	0.58		0.65		1.86		545
14.91	3.40	98,072	1.08		1.15		1.36		545
14.94	3.89	663	0.67		0.74		1.74		545
14.93	3.31	13,913	1.17		1.24		1.24		545

15.18	4.48	513,457	0.92		1.00		2.74		366
15.18	3.70	29,438	1.67		1.75		2.02		366
15.18	3.68	39,255	1.67		1.75		1.99		366
15.16	4.84	253,997	0.58		0.66		3.06		366
15.15	4.32	100,242	1.08		1.16		2.56		366
15.18	4.67	239	0.67		0.75		2.68		366
15.17	4.22	5,106	1.17		1.25		2.21		366

15.14	5.00	574,520	0.92		0.98		3.84		386
15.14	4.22	45,916	1.67		1.73		3.10		386
15.14	4.19	42,004	1.67		1.73		3.07		386
15.12	5.37	245,475	0.58		0.64		4.21		386
15.11	4.85	90,132	1.08		1.14		3.66		386
15.14	5.19	11	0.67		0.73		4.06		386
15.14	4.85	43	1.17		1.23		3.55		386

15.07	3.63	512,301	0.90	(c)	0.99	(c)	4.20	(c)	161
15.07	3.31	50,078	1.65	(c)	1.74	(c)	3.46	(c)	161
15.07	3.37	30,010	1.65	(c)	1.74	(c)	3.44	(c)	161
15.05	3.79	300,342	0.56	(c)	0.65	(c)	4.56	(c)	161
15.04	3.57	59,449	1.06	(c)	1.15	(c)	4.03	(c)	161
15.08	1.85	10	0.66	(c)	0.78	(c)	4.24	(c)	161
15.08	1.65	10	1.16	(c)	1.28	(c)	3.86	(c)	161

14.79	5.13	434,917	0.94		1.02		4.11		141
14.79	4.34	49,393	1.69		1.77		3.44		141
14.78	4.35	22,078	1.69		1.77		3.37		141
14.77	5.45	323,764	0.58		0.66		4.49		141
14.76	5.00	45,154	1.08		1.16		3.99		141

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$10.95	$0.19	(b)	$1.11	$1.30	$(0.30)	$(0.79)	$—	$(1.09)
2012 - C	10.99	0.13	(b)	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	(b)	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	(b)	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	(b)	1.09	1.27	(0.27)	(0.79)	—	(1.06)

2011 - A	10.89	0.19	(b)	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	(b)	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	(b)	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	(b)	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	(b)	0.61	0.78	(0.14)	(0.57)	—	(0.71)

2010 - A	10.51	0.31	(b)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(b)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(b)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(b)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(b)	0.37	0.57	(0.19)	—	—	(0.19)

2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,
2008 - A (Commenced August 31, 2007)	10.00	0.27	(b)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(b)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(b)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(b)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(b)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$11.16	11.99%	$123,135	0.63%		0.83%		1.63%		194%
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194

10.95	7.53	79,215	0.67		0.83		1.71		211
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211

10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82

10.51	(2.68)	45,855	0.67		1.19		0.41		44
10.54	(3.49)	6,890	1.42		1.94		(0.57)		44
10.54	(2.33)	46,706	0.33		0.85		(0.25)		44
10.53	(2.45)	10	0.42		0.94		1.44		44
10.53	(2.90)	11	0.92		1.44		1.01		44

11.07	12.09	20,155	0.67	(c)	4.22	(c)	4.37	(c)	1
11.11	12.02	3,031	1.42	(c)	4.97	(c)	4.61	(c)	1
11.11	12.62	11,765	0.32	(c)	3.87	(c)	3.95	(c)	1
11.09	5.98	11	0.42	(c)	4.68	(c)	4.80	(c)	1
11.09	5.81	11	0.92	(c)	5.18	(c)	4.31	(c)	1

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$10.23	$0.05	$0.06	$0.11	$(0.04)	$— (c)	$(0.04)
2012 - B	10.20	0.02	0.04	0.06	— (c)	— (c)	— (c)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	— (c)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	— (c)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	— (c)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	— (c)	(0.07)

2011 - A	10.37	0.06	0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - B	10.33	0.01	0.06	0.07	— (c)	(0.20)	(0.20)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)

2010 - A	10.36	0.16	0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11	0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08	0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19	0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14	0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16	0.21	0.37	(0.19)	(0.17)	(0.36)

2009 - A	10.14	0.27	0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22	0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19	0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31	0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25	0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30	0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average		Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets		turnover rate

$10.30	1.10%	$808,034	0.79%		0.87%		0.53%		359%
10.26	0.62	491	1.18		1.62		0.15		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.84	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359

10.23	1.11	1,013,335	0.82		0.87		0.61		312
10.20	0.69	1,033	1.35		1.62		0.09		312
10.17	0.74	126,533	1.31		1.62		0.12		312
10.20	1.56	1,512,908	0.48		0.53		0.95		312
10.19	1.05	128,073	0.98		1.03		0.45		312
10.24	1.46	9,395	0.57		0.62		0.85		312

10.37	3.38	1,503,139	0.84		0.88		1.53		175
10.33	2.78	3,797	1.44		1.63		1.05		175
10.30	2.53	179,424	1.59		1.63		0.80		175
10.33	3.64	1,921,023	0.50		0.54		1.84		175
10.32	3.23	190,628	1.00		1.04		1.31		175
10.37	3.64	3,366	0.59		0.63		1.54		175

10.36	5.90	933,942	0.86		0.91		2.63		308
10.32	5.29	5,698	1.46		1.66		2.01		308
10.30	5.25	122,944	1.61		1.66		1.84		308
10.33	6.28	850,831	0.52		0.57		3.11		308
10.31	5.76	85,020	1.02		1.07		2.43		308
10.36	6.16	62	0.61		0.66		2.99		308

10.14	5.23	393,830	0.88	(d)	0.94	(d)	4.11	(d)	61
10.10	4.88	7,975	1.48	(d)	1.69	(d)	3.52	(d)	61
10.07	4.83	40,967	1.63	(d)	1.69	(d)	3.36	(d)	61
10.11	5.29	761,654	0.53	(d)	0.59	(d)	4.44	(d)	61
10.09	5.08	8,429	1.03	(d)	1.09	(d)	3.96	(d)	61
10.14	3.67	10	0.63	(d)	0.69	(d)	4.30	(d)	61

9.79	5.25	303,073	0.90		0.97		3.85		102
9.76	4.65	9,263	1.50		1.71		3.26		102
9.73	4.51	29,944	1.65		1.72		3.10		102
9.77	5.77	630,240	0.54		0.61		4.23		102
9.75	5.14	8,141	1.04		1.10		3.68		102

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	loss	operations	income

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	$10.00	$0.01	$(0.04)	$(0.03)	$(0.01)
2012 - C (Commenced February 29, 2012)	10.00	— (d)	(0.03)	(0.03)	— (d)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01	(0.03)	(0.02)	(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01	(0.03)	(0.02)	(0.01)
2012 - R (Commenced February 29, 2012)	10.00	— (d)	(0.02)	(0.02)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income
value, end	Total	period	to average	to average	to average	Portfolio
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	turnover rate

$9.96	(0.34)%	$1,747	0.79%	6.26%	0.79%	29%
9.97	(0.28)	10	1.19	7.01	0.38	29
9.97	(0.21)	11,122	0.45	5.92	1.11	29
9.97	(0.22)	10	0.54	6.01	0.97	29
9.97	(0.25)	10	1.04	6.51	0.50	29

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	Investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2012 - A	$8.81	$0.05	$(0.07)	$(0.02)	$(0.02)
2012 - Institutional	8.82	0.08	(0.08)	—	(0.05)
2012 - Service	8.86	0.04	(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07	(0.08)	(0.01)	(0.04)

2011 - A	8.86	0.06	(0.06)	—	(0.05	)(c)
2011 - Institutional	8.86	0.09	(0.05)	0.04	(0.08	)(c)
2011 - Service	8.90	0.04	(0.04)	—	(0.04	)(c)
2011 - IR	8.85	0.08	(0.05)	0.03	(0.07	)(c)

2010 - A	8.77	0.10	0.16	0.26	(0.17	)(c)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(c)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(c)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(c)

2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a return of capital amounting to less than $0.005 per share.
(d)	Annualized.

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income
value, end	Total	period	to average		to average		to average	Portfolio
of period	return(b)	(in 000s)	net assets		net assets		net assets	turnover rate

$8.77	(0.21)%	$85,905	0.75%		0.90%		0.53%	178%
8.77	0.01	212,611	0.41		0.56		0.87	178
8.81	(0.44)	448	0.86		1.06		0.41	178
8.76	(0.08)	930	0.50		0.65		0.79	178

8.81	0.00	118,804	0.82		0.87		0.65	175
8.82	0.45	293,924	0.48		0.53		1.00	175
8.86	(0.05)	924	0.98		1.03		0.49	175
8.81	0.36	1,151	0.57		0.62		0.93	175

8.86	2.96	303,400	0.83		0.87		1.14	111
8.86	3.31	487,133	0.49		0.53		1.45	111
8.90	2.78	2,702	0.99		1.03		1.29	111
8.85	3.22	451	0.58		0.62		1.19	111

8.77	(0.26)	97,936	0.83		0.90		3.39	163
8.77	0.07	141,806	0.49		0.56		3.74	163
8.81	(0.42)	2,919	0.99		1.06		3.22	163
8.76	(0.13)	10	0.58		0.65		3.81	163

9.14	0.31	90,398	0.81	(d)	0.87	(d)	3.94 (d)	28
9.14	0.46	422,242	0.47	(d)	0.53	(d)	4.26 (d)	28
9.18	0.25	3,620	0.98	(d)	1.04	(d)	3.81 (d)	28
9.14	0.20	10	0.57	(d)	0.60	(d)	3.93 (d)	28

9.28	5.02	106,648	0.85		0.89		3.86	94
9.28	5.41	406,895	0.49		0.53		4.22	94
9.32	4.86	3,590	0.99		1.02		3.68	94

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Enhanced Income	A, B, Institutional, Administration and IR	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Short Duration Income (Commenced February 29, 2012)	A, C, Institutional, IR and R	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government, Short Duration Income and Ultra-Short Duration Government Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 3.75%, 1.50%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, (2.00% to zero for Short Duration Government Fund), depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.
Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Short Duration Income Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Short Duration Income Fund were expensed on the first day of the Fund’s operations.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

I. Mortgage Dollar Rolls — Certain Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

L. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

M. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

N. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:

ENHANCED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$269,435,843	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	47,777,745	26,208,760	—
Asset-Backed Securities	—	42,909,021	—
Foreign Debt Obligations	4,741,990	16,135,665	—
Government Guarantee Obligations	—	80,325,723	—
Short-term Investments	—	23,588,896	—

Total	$52,519,735	$458,603,908	$—

Derivative Type

Assets(a)
Futures Contracts	$274,640	$—	$—
Credit Default Swap Contracts	—	37,980	—

Total	$274,640	$37,980	$—

Liabilities(a)
Futures Contracts	$(1,943,915)	$—	$—

GOVERNMENT INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$383,379,853	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	159,486,555	179,873,458	—
Asset-Backed Securities	—	25,262,506	—
Government Guarantee Obligations	—	98,371,760	—
Municipal Debt Obligations	—	2,512,700	—
Short-term Investments	—	131,400,000	—

Total	$159,486,555	$820,800,277	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(62,714,450)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

GOVERNMENT INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Options Purchased	$—	$244,485	$—
Futures Contracts(a)	349,448	—	—
Interest Rate Swap Contracts(a)	—	496,836	—

Total	$349,448	$741,321	$—

Liabilities(a)
Futures Contracts	$(1,230,919)	$—	$—
Interest Rate Swap Contracts	—	(355,153)	—

Total	$(1,230,919)	$(355,153)	$—

INFLATION PROTECTED SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations	$307,353,055	$—	$—
Short-term Investments	—	700,000	—

Total	$307,353,055	$700,000	$—

Derivative Type

Assets
Options Purchased	$—	$138,651	$—
Futures Contracts(a)	164,054	—	—
Interest Rate Swap Contracts(a)	—	21,220	—

Total	$164,054	$159,871	$—

Liabilities(a)
Futures Contracts	$(40,294)	$—	$—
Interest Rate Swap Contracts	—	(13,358)	—

Total	$(40,294)	$(13,358)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS (continued)

SHORT DURATION GOVERNMENT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$771,012,791	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	265,755,494	1,157,263,530	—
Government Guarantee Obligations	—	111,916,089	—
Short-term Investments	—	91,800,000	—

Total	$265,755,494	$2,131,992,410	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(89,228,824)	$—

Derivative Type

Assets
Options Purchased	$—	$1,062,793	$—
Futures Contracts(a)	696,962	—	—
Interest Rate Swap Contracts(a)	—	770,771	—

Total	$696,962	$1,833,564	$—

Liabilities(a)
Futures Contracts	$(1,731,097)	$—	$—
Interest Rate Swap Contracts	—	(2,537,675)	—

Total	$(1,731,097)	$(2,537,675)	$—

SHORT DURATION INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$6,083,716	$—
Mortgage-Backed Obligations	—	1,365,394	—
Asset-Backed Securities	—	1,481,442	—
Foreign Debt Obligations	—	521,050	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	3,111,740	—	—
Short-term Investments	—	1,600,000	—

Total	$3,111,740	$11,051,602	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

SHORT DURATION INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$7,454	$—
Futures Contracts	18,322	—	—

Total	$18,322	$7,454	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,781)	$—

ULTRA-SHORT DURATION GOVERNMENT
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$126,464,820	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	24,515,577	40,196,032	—
Asset-Backed Securities	—	55,021,047	—
Government Guarantee Obligations	—	61,491,385	—
Short-term Investments	8,993,538	5,700,000	—

Total	$33,509,115	$288,873,284	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(21,240,624)	$—

Derivative Type

Assets
Options Purchased	$—	$157,252	$—
Futures Contracts(a)	82,620	—	—
Interest Rate Swap Contracts(a)	—	320,455	—

Total	$82,620	$477,707	$—

Liabilities(a)
Futures Contracts	$(90,923)	$—	$—
Interest Rate Swap Contracts	—	(1,220,235)	—

Total	$(90,923)	$(1,220,235)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

(often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2012, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2012. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$274,640	(a)	Unrealized loss on futures variation margin	$(1,943,915	)(a)

Credit	Receivable for unrealized gain on swap contracts	37,980		—	—

Total		$312,620			$(1,943,915)

Government Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$1,090,769	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,586,072	)(a)(b)

Inflation Protected Securities

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$323,925	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(53,652	)(a)(b)

Short Duration Government

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$2,530,526	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(4,268,772	)(a)(b)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$18,322	(a)	—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	7,454		Payable for unrealized loss on forward foreign currency exchange contracts	(5,781)

Total		$25,776			$(5,781)

Ultra-Short Duration Government

	Statements of Assets			Statements of Assets
Risk	and Liabilities	Assets		and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$560,327	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,311,158	)(a)(b)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $355,153, $13,358, $2,537,675 and $1,220,235 for Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts	$(10,766,504)	$1,835,743	1,623

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	15,264	(47,174)	2

Total		$(10,751,240)	$1,788,569	1,625

Government Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$8,770,675	$135,222	1,663

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

Inflation Protected Securities

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(622,079)	$211,122	333

Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(21,168,056)	$(11,914,044)	10,499

Short Duration Income

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net unrealized gain (loss) on futures contracts	$(2,591)	$18,322	23

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	308	1,673	126

Total		$(2,283)	$19,995	149

Ultra-Short Duration Government

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(7,140,700)	$517,704	1,220

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2012.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20%[1]

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	[2]

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.21	[2]

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.46	0.41	[3]

Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.32	[4]

1	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.20% as an annual percentage rate of the average daily net assets of the Fund through July 29, 2012. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees.
2	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve net management fee rates of 0.53% and 0.20% as an annual percentage rate of the average daily net assets of the Government Income and Inflation Protected Securities Funds, respectively, through July 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM agreed to waive a portion of its management fee in order to achieve an effective management fee rate of 0.25% as an annual percentage rate of the Inflation Protected Securities Fund’s average daily net assets.
3	GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% as an annual percentage rate of the Fund’s average daily net assets. This management fee is temporary and may be modified at any time at the option of GSAM, without shareholder approval.
4	Effective June 30, 2011, GSAM has agreed to waive a portion of its management fee in order to achieve effective net management fee rates of 0.31% as annual percentage rate of the average daily net assets of Fund through July 29, 2012, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. Prior to June 30, 2011, GSAM voluntarily agreed to waive a portion of its management fee equal to 0.05% as an annual percentage rate of the Fund’s average daily net assets.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B shares in an amount equal to a minimum of 0.15% as an annual percentage rate of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2012 for Short Duration Government Fund and through March 1, 2013 for Short Duration Income Fund. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.
For the fiscal year ended March 31, 2012, Goldman Sachs waived a portion of the distribution and service fees equal to 0.10% of the average daily net assets attributable to the Class C shares of the Inflation Protected Securities Fund, 0.35% of the average daily net assets attributable to the Class C Shares of the Short Duration Income Fund and 0.36% and 0.39% of the average daily net assets attributable to the Class B and Class C Shares of the Short Duration Government Fund.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended March 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$1,100	$—	N/A

Government Income	8,800	—	$—	*

Inflation Protected Securities	25,000	N/A	—

Short Duration Government	8,000	—	—	*

Short Duration Income	—	N/A	—

Ultra-Short Duration Government	1,500	N/A	N/A

*	Amount is less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.
For the fiscal year ended, Goldman Sachs waived a portion of the service fees equal to 0.05% of the average daily net assets attributable to the Service Shares of the Ultra-Short Duration Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government, Short Duration Income and Ultra-Short Duration Government Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.044%, 0.004%, 0.014% and 0.054%, respectively. These Other Expense reimbursements will remain in place through July 29, 2012 for all Funds except Short Duration Income and March 1, 2013 for Short Duration Income. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class A	Class B	Class C	Service	Custody	Other	Total
	Management	Distribution and	Distribution and	Distribution and	Class	Fee	Expense	Expense
Fund	Fees	Service Fees	Service Fees	Service Fees	Fees	Credits	Reimbursements	Reductions

Enhanced Income	$342	$—	$— *	N/A	N/A	$— *	$—	$342

Government Income	62	—	—	$—	$—	2	623	687

Inflation Protected Securities	316	—	N/A	24	NA	— *	220	560

Short Duration Government	1,299	—	3	430	—	9	791	2,532

Short Duration Income	—	— *	N/A	— *	N/A	—	111	111

Ultra-Short Duration Government	293	—	N/A	N/A	1	2	248	544

*	Amount is less than $500.

As of March 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Enhanced Income	$87	$24	$26	$137

Government Income	354	132	63	549

Inflation Protected Securities	52	43	22	117

Short Duration Government	843	204	155	1,202

Short Duration Income	4	— *	— *	4

Ultra-Short Duration Government	80	18	17	115

*	Amount is less than $500.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of March 31, 2012, the Funds (except for the Short Duration Income Fund) participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2012, the Funds did not have any borrowings under the facility. Effective May 8, 2012, the Short Duration Income Fund was added to the facility and the amount available through the facility increased to $630,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2012, Goldman Sachs earned approximately $26,300, $57,200, $12,700, $239,800, $100 and $31,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government, Short Duration Income, and Ultra-Short Duration Government Funds, respectively.
As of March 31, 2012, the Goldman Sachs Balanced Strategy Portfolio was a beneficial owner of approximately 6% (as a percentage of outstanding shares) of the Short Duration Government Fund.
As of March 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Service, Class IR and Class R Shares of the following fund:

Fund	Class C	Institutional Class	Class IR	Class R

Short Duration Income	100%	89%	100%	100%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2012, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$340,410,452	$190,448,480	$325,248,332	$429,669,643

Government Income	6,442,687,974	32,654,833	6,467,018,085	59,757,274

Inflation Protected Securities	578,067,944	3,674,855	497,743,324	10,620,318

Short Duration Government	9,092,232,660	149,903,922	9,311,576,253	476,739,268

Short Duration Income	7,967,906	8,237,086	3,485,828	104,250

Ultra-Short Duration Government	589,003,567	41,567,806	638,574,260	78,840,176

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

			Inflation	Short	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration	Duration
	Income	Income	Securities	Government	Income	Government

Distributions paid from:
Ordinary income	$8,302,960	$28,144,307	$25,361,910	$15,384,348	$10,141	$1,780,455
Net long-term capital gains	—	—	592,335	—	—	—

Total taxable distributions	$8,302,960	$28,144,307	$25,954,245	$15,384,348	$10,141	$1,780,455

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

			Inflation	Short	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration	Duration
	Income	Income	Securities	Government	Income	Government

Distributions paid from:
Ordinary income	$12,504,102	$33,331,816	$13,671,169	$50,202,573	$—	$4,373,495
Net long-term capital gains	—	11,774,650	532,843	33,679,069	—	—

Total taxable distributions	$12,504,102	$45,106,466	$14,204,012	$83,881,642	$—	$4,373,495

Tax return of capital	$—	$—	$—	$—	$—	$123,140

As of March 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

			Inflation	Short	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration	Duration
	Income	Income	Securities	Government	Income	Government

Undistributed ordinary income — net	$579,606	$8,443,995	$2,449,987	$5,391,583	$4,445	$56,555
Undistributed long-term capital gains	—	5,668,552	339,380	—	3,428	—

Total undistributed earnings	$579,606	$14,112,547	$2,789,367	$5,391,583	$7,873	$56,555

Capital loss carryovers:(1),(2)
Expiring 2013	$(352,397)	$—	$—	$—	$—	$(7,818,636)
Expiring 2014	(320,682)	—	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—	—
Expiring 2018	(1,658,767)	—	—	—	—	(21,924,176)
Expiring 2019	(9,056,394)	—	—	—	—	(2,415,726)
Perpetual Short-term	(2,846,058)	—	—	—	—	—
Perpetual Long-term	(3,569,847)	—	—	—	—	(2,725,060)

Total capital loss carryovers	$(21,263,763)	$—	$—	$—	$—	$(41,988,423)

Timing differences (Income Distributions Payable and Straddle Loss Deferrals)	$(157,720)	$(3,745,397)	$(5,412,122)	$(683,923)	$—	$(110,929)
Unrealized gains (losses) — net	3,840,298	17,938,576	11,354,284	19,993,957	(34,417)	1,703,893

Total accumulated earnings (losses) — net	$(17,001,579)	$28,305,726	$8,731,529	$24,701,617	$(26,544)	$(40,338,904)

(1)	Expiration occurs on March 31 of the year indicated. Under new tax rules, capital losses recognized in tax years beginning after December 22, 2010, that do not offset recognized capital gains, may be carried over to future years perpetually, and retain their character as either short-term or long-term that can offset recognized

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

7. TAX INFORMATION (continued)

capital gains in such future years. Previously, all capital loss carryovers were treated as short-term and such carryovers generally expired eight years after the initial loss arose. Perpetual capital loss carryovers are required to be utilized prior to expiring capital loss carryovers.
(2)	The Enhanced Income and Ultra-Short Duration Government Funds had capital loss carryforwards of $7,658,641 and $24,528,394, respectively, that expired in the current fiscal year.

As of March 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Inflation	Short	Short	Ultra-Short
	Enhanced	Government	Protected	Duration	Duration	Duration
	Income	Income	Securities	Government	Income	Government

Tax Cost	$507,530,093	$962,718,099	$296,845,284	$2,377,647,584	$14,202,676	$320,215,002

Gross unrealized gain	4,524,226	19,833,596	12,522,660	23,436,586	11,941	2,975,863
Gross unrealized loss	(930,676)	(2,020,378)	(1,176,238)	(2,273,473)	(51,275)	(651,214)

Net unrealized security gain (loss)	$3,593,550	$17,813,218	$11,346,422	$21,163,113	$(39,334)	$2,324,649

Net unrealized gain (loss) on other investments	246,748	125,358	7,862	(1,169,156)	4,917	(620,756)

Net unrealized gain (loss)	$3,840,298	$17,938,576	$11,354,284	$19,993,957	$(34,417)	$1,703,893

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations and the differences in tax treatment relating to inflation protected securities, the recognition of income and gains (losses) of certain bonds, swap transactions, premium amortization and the accretion of market discount.

		Accumulated	Undistributed
		Net Realized	Net Investment
	Paid-in Capital	Gain (Loss)	Income (Loss)

Enhanced Income	$(7,658,641)	$7,628,563	$30,078

Government Income	—	(1,003,243)	1,003,243

Inflation Protected Securities	(187,418)	(839,091)	1,026,509

Short Duration Government	—	2,288,713	(2,288,713)

Short Duration Income	(40)	(300)	340

Ultra-Short Duration Government	(24,528,394)	25,263,999	(735,605)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

10. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.
In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,429,169	$80,441,213	19,440,715	$187,209,531
Reinvestment of distributions	175,366	1,668,251	264,207	2,542,595
Shares converted from Class B(a)	28,534	271,009	14,583	140,050
Shares redeemed	(20,508,985)	(194,751,596)	(34,691,986)	(333,994,278)

	(11,875,916)	(112,371,123)	(14,972,481)	(144,102,102)

Class B Shares
Shares sold	3	28	2,320	22,340
Reinvestment of distributions	134	1,274	263	2,527
Shares converted to Class A(a)	(28,583)	(271,009)	(14,607)	(140,050)
Shares redeemed	(18,236)	(173,216)	(35,262)	(338,994)

	(46,682)	(442,923)	(47,286)	(454,177)

Institutional Shares
Shares sold	28,766,612	273,385,851	48,101,646	462,794,515
Reinvestment of distributions	593,038	5,635,455	761,119	7,317,436
Shares redeemed	(47,934,529)	(455,049,701)	(76,254,815)	(733,636,705)

	(18,574,879)	(176,028,395)	(27,392,050)	(263,524,754)

Administration Shares
Shares sold	151,985	1,455,717	461,380	4,453,394
Reinvestment of distributions	1,176	11,211	3,017	29,115
Shares redeemed	(265,094)	(2,530,998)	(465,833)	(4,494,908)

	(111,933)	(1,064,070)	(1,436)	(12,399)

Class IR Shares(b)
Shares sold	500,051	4,753,449	105	1,010
Reinvestment of distributions	2,579	24,400	1	9
Shares redeemed	(287,412)	(2,719,013)	(1)	(10)

	215,218	2,058,836	105	1,009

NET DECREASE	(30,394,192)	$(287,847,675)	(42,413,148)	$(408,092,423)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010 for Enhanced Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,615,857	$133,101,236	8,778,221	$135,188,180
Reinvestment of distributions	799,473	12,319,251	1,383,626	20,772,104
Shares converted from Class B(a)	135,799	2,090,244	234,586	3,585,400
Shares redeemed	(13,386,289)	(206,021,816)	(14,581,472)	(223,987,261)

	(3,835,160)	(58,511,085)	(4,185,039)	(64,441,577)

Class B Shares
Shares sold	144,496	2,237,029	104,228	1,613,537
Reinvestment of distributions	20,102	309,648	54,929	821,417
Shares converted to Class A(a)	(135,799)	(2,090,244)	(234,586)	(3,585,400)
Shares redeemed	(402,177)	(6,174,441)	(702,134)	(10,733,865)

	(373,378)	(5,718,008)	(777,563)	(11,884,311)

Class C Shares
Shares sold	751,404	11,613,084	803,481	12,385,702
Reinvestment of distributions	40,473	623,524	75,161	1,123,233
Shares redeemed	(926,393)	(14,208,849)	(1,237,599)	(18,962,488)

	(134,516)	(1,972,241)	(358,957)	(5,453,553)

Institutional Shares
Shares sold	8,898,646	136,524,936	12,570,688	192,487,186
Reinvestment of distributions	428,891	6,599,400	597,997	8,965,352
Shares redeemed	(11,432,867)	(176,286,916)	(12,083,997)	(186,078,281)

	(2,105,330)	(33,162,580)	1,084,688	15,374,257

Service Shares
Shares sold	2,533,550	39,200,159	2,446,287	37,613,044
Reinvestment of distributions	159,635	2,453,781	236,948	3,542,686
Shares redeemed	(3,420,316)	(52,593,519)	(2,723,653)	(41,601,376)

	(727,131)	(10,939,579)	(40,418)	(445,646)

Class IR Shares
Shares sold	80,709	1,251,366	38,052	589,945
Reinvestment of distributions	2,823	43,524	2,446	36,659
Shares redeemed	(19,231)	(298,165)	(11,880)	(179,393)

	64,301	996,725	28,618	447,211

Class R Shares
Shares sold	544,571	8,381,123	823,440	12,639,792
Reinvestment of distributions	36,729	565,384	34,956	522,057
Shares redeemed	(186,261)	(2,865,105)	(263,157)	(4,035,673)

	395,039	6,081,402	595,239	9,126,176

NET DECREASE	(6,716,175)	$(103,225,366)	(3,653,432)	$(57,277,443)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,459,060	$97,217,003	2,549,494	$28,571,874
Reinvestment of distributions	862,847	9,661,381	357,545	3,859,872
Shares redeemed	(5,523,827)	(63,283,577)	(3,316,887)	(36,891,434)

	3,798,080	43,594,807	(409,848)	(4,459,688)

Class C Shares
Shares sold	952,079	10,899,837	670,684	7,507,981
Reinvestment of distributions	117,346	1,316,371	70,474	759,059
Shares redeemed	(911,224)	(10,368,501)	(738,490)	(8,238,672)

	158,201	1,847,707	2,668	28,368

Institutional Shares
Shares sold	8,194,745	94,166,957	2,345,782	26,017,539
Reinvestment of distributions	1,022,642	11,505,098	502,876	5,479,084
Shares redeemed	(4,890,767)	(56,744,577)	(5,235,834)	(60,061,659)

	4,326,620	48,927,478	(2,387,176)	(28,565,036)

Class IR Shares
Shares sold	223,482	2,588,316	540	5,928
Reinvestment of distributions	16,313	182,259	817	8,837
Shares redeemed	(215,135)	(2,433,385)	(2,252)	(24,261)

	24,660	337,190	(895)	(9,496)

Class R Shares
Shares sold	62,678	716,385	81,943	912,394
Reinvestment of distributions	10,367	116,369	3,702	39,956
Shares redeemed	(51,306)	(594,078)	(14,394)	(165,612)

	21,739	238,676	71,251	786,738

NET INCREASE (DECREASE)	8,329,300	$94,945,858	(2,724,000)	$(32,219,114)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	36,619,021	$376,296,790	64,754,858	$672,446,649
Reinvestment of distributions	334,226	3,435,497	2,326,599	23,850,730
Shares converted from Class B(a)	3,645	37,452	70,273	731,804
Shares redeemed	(57,503,050)	(591,029,107)	(113,138,751)	(1,176,295,910)

	(20,546,158)	(211,259,368)	(45,987,021)	(479,266,727)

Class B Shares
Shares sold	2	22	341	3,468
Reinvestment of distributions	22	228	3,078	31,309
Shares converted to Class A(a)	(3,659)	(37,452)	(70,544)	(731,804)
Shares redeemed	(49,833)	(510,729)	(199,259)	(2,054,724)

	(53,468)	(547,931)	(266,384)	(2,751,751)

Class C Shares
Shares sold	1,817,829	18,562,941	3,846,667	39,721,924
Reinvestment of distributions	4,672	47,665	202,291	2,051,798
Shares redeemed	(4,938,344)	(50,422,502)	(9,024,199)	(92,983,431)

	(3,115,843)	(31,811,896)	(4,975,241)	(51,209,709)

Institutional Shares
Shares sold	80,953,973	829,714,176	88,992,219	922,360,134
Reinvestment of distributions	892,936	9,149,548	3,538,504	36,208,280
Shares redeemed	(106,872,813)	(1,094,993,778)	(130,128,550)	(1,347,087,112)

	(25,025,904)	(256,130,054)	(37,597,827)	(388,518,698)

Service Shares
Shares sold	949,254	9,714,157	3,389,908	35,069,983
Reinvestment of distributions	18,909	193,402	289,815	2,953,631
Shares redeemed	(6,764,372)	(69,168,267)	(9,580,452)	(99,050,138)

	(5,796,209)	(59,260,708)	(5,900,729)	(61,026,524)

Class IR Shares
Shares sold	4,920,960	50,630,507	846,419	8,784,779
Reinvestment of distributions	17,817	183,253	17,184	176,239
Shares redeemed	(2,360,901)	(24,290,517)	(270,583)	(2,814,603)

	2,577,876	26,523,243	593,020	6,146,415

NET DECREASE	(51,959,706)	$(532,486,714)	(94,134,182)	$(976,626,994)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund(a)

	For the Fiscal Period Ended
	March 31, 2012

	Shares	Dollars

Class A Shares
Shares sold	175,392	$1,745,031
Reinvestment of distributions	34	337
Shares redeemed	(2)	(26)

	175,424	1,745,342

Class C Shares
Shares sold	1,001	10,011
Shares redeemed	(1)	(10)

	1,000	10,001

Institutional Shares
Shares sold	1,114,759	11,140,820
Reinvestment of distributions	982	9,789
Shares redeemed	(2)	(15)

	1,115,739	11,150,594

Class IR Shares
Shares sold	1,001	10,010
Reinvestment of distributions	1	8
Shares redeemed	(1)	(10)

	1,001	10,008

Class R Shares
Shares sold	1,001	10,015
Shares redeemed	(1)	(10)

	1,000	10,005

NET INCREASE	1,294,164	$12,925,950

(a)	Commenced operations on February 29, 2012.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2012

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Ultra-Short Duration Government Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2012		March 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,247,868	$63,621,275	12,179,749	$107,579,123
Reinvestment of distributions	25,921	227,233	111,356	982,732
Shares redeemed	(10,953,976)	(96,102,133)	(33,063,768)	(291,840,315)

	(3,680,187)	(32,253,625)	(20,772,663)	(183,278,460)

Institutional Shares
Shares sold	11,272,574	98,930,807	20,801,266	183,769,611
Reinvestment of distributions	118,287	1,037,559	186,314	1,645,667
Shares redeemed	(20,473,420)	(179,568,546)	(42,620,791)	(376,509,127)

	(9,082,559)	(79,600,180)	(21,633,211)	(191,093,849)

Service Shares
Shares sold	2,261	19,939	60,812	540,450
Reinvestment of distributions	87	764	445	3,951
Shares redeemed	(55,790)	(491,190)	(260,548)	(2,312,262)

	(53,442)	(470,487)	(199,291)	(1,767,861)

Class IR Shares
Shares sold	86,546	758,864	102,458	904,564
Reinvestment of distributions	418	3,661	415	3,662
Shares redeemed	(111,399)	(978,710)	(23,147)	(204,239)

	(24,435)	(216,185)	79,726	703,987

NET DECREASE	(12,840,623)	$(112,540,477)	(42,525,439)	$(375,436,183)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund and Goldman Sachs Ultra-Short Duration Government Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 24, 2012

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*
Class A
Actual	$1,000.00	$1,005.90		$3.25	$1,000.00	$1,006.00		$4.58	$1,000.00	$1,032.19		$3.17
Hypothetical 5% return	1,000.00	1,021.76	+	3.28	1,000.00	1,023.43	+	4.62	1,000.00	1,021.88	+	3.15

Class B
Actual	1,000.00	$1,001.10		$6.99	1,000.00	$1,002.20		$8.33	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.02	+	7.05	1,000.00	1,016.68	+	8.39	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000.00	$1,002.30		$8.33	1,000.00	$1,029.90		$6.01
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.68	+	8.39	1,000.00	1,019.07	+	5.98

Institutional
Actual	1,000.00	$1,006.50		$1.56	1,000.00	$1,007.10		$2.88	1,000.00	$1,034.60		$1.45
Hypothetical 5% return	1,000.00	1,023.44	+	1.57	1,000.00	1,022.13	+	2.90	1,000.00	1,023.58	+	1.44

Administration
Actual	1,000.00	$1,006.30		$2.81	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.20	+	2.83	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	$1,004.60		$5.38	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.63	+	5.42	N/A	N/A		N/A

Class IR
Actual	1,000.00	$1,006.10		$2.01	1,000.00	$1,007.30		$3.33	1,000.00	$1,033.30		$1.90
Hypothetical 5% return	1,000.00	1,023.00	+	2.03	1,000.00	1,021.68	+	3.36	1,000.00	1,023.13	+	1.89

Class R
Actual	N/A	N/A		N/A	1,000.00	$1,004.10		$5.84	1,000.00	$1,031.60		$4.44
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.18	+	5.88	1,000.00	1,020.63	+	4.42

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund(a)				Ultra-Short Duration Government Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Value		Period Ended	Value	Value		6 Months Ended
Share Class	10/1/11	3/31/12		3/31/12*	2/29/12	3/31/12		3/31/12*	10/1/11	3/31/12		3/31/12*
Class A
Actual	$1,000.00	$1,005.80		$4.01	$1,000.00	$996.60		$0.65	$1,000.00	$1,004.00		$3.72
Hypothetical 5% return	1,000.00	1,021.01	+	4.04	1,000.00	1,003.58	+	0.65	1,000.00	1,021.29	+	3.75

Class B
Actual	$1,000.00	$1,004.10		$5.69	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.32	+	5.73	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	$1,000.00	$1,004.20		$5.67	$1,000.00	$997.20		$0.99	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.35	+	5.71	1,000.00	1,003.24	+	0.99	N/A	N/A		N/A

Institutional
Actual	$1,000.00	$1,007.50		$2.30	$1,000.00	$997.90		$0.36	1,000.00	$1,005.70		$2.02
Hypothetical 5% return	1,000.00	1,022.71	+	2.32	1,000.00	1,003.87	+	0.36	1,000.00	1,022.98	+	2.04

Service
Actual	1,000.00	$1,005.00		$4.81	N/A	N/A		N/A	1,000.00	$1,003.20		$4.51
Hypothetical 5% return	1,000.00	1,020.20	+	4.85	N/A	N/A		N/A	1,000.00	1,020.50	+	4.55

Class IR
Actual	1,000.00	$1,006.10		$2.75	$1,000.00	$997.80		$0.44	1,000.00	$1,005.30		$2.48
Hypothetical 5% return	1,000.00	1,022.26	+	2.77	1,000.00	1,003.79	+	0.44	1,000.00	1,022.53	+	2.50

Class R
Actual	N/A	N/A		N/A	$1,000.00	$997.50		$0.86	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,003.37	+	0.87	N/A	N/A		N/A

(a)	Commenced operations on February 29, 2012.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.65%	1.40%	N/A	0.31%	0.56%	N/A	0.40%	N/A
Government Income	0.91	1.66	1.66%	0.57	N/A	1.07%	0.66	1.16%
Inflation Protected Securities	0.62	N/A	1.19	0.28	N/A	N/A	0.37	0.87
Short Duration Government	0.80	1.14	1.13	0.46	N/A	0.96	0.55	N/A
Short Duration Income	0.77	N/A	1.17	0.43	N/A	N/A	0.52	1.02
Ultra-Short Duration	0.74	N/A	N/A	0.40	N/A	0.90	0.49	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Short Duration Income Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on February 29, 2012. At a meeting held on February 16, 2012 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2012.
At the Meeting the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to reduce or limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.
In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and the Investment Adviser’s Performance
As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates for the Fund. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees also considered the experience and capabilities of the Investment Adviser’s Fixed Income Team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had extensive experience managing other short duration fixed income funds. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability
The Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed information on the proposed fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data (the “Outside Data Provider”). The analysis provided a comparison of the Fund’s proposed management fee and projected total net and gross expense ratios to those of a peer group and a category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.
The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.
The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale
The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.40%
Next $1 billion	0.36
Next $3 billion	0.34
Next $3 billion	0.33
Over $8 billion	0.32

The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit the “other expenses” ratio (excluding certain expenses) to a certain amount. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion
In connection with their approval of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved until June 30, 2012.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of March 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2012, the Trust consisted of 90 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration and Government Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Inflation Protected Securities Fund designates $592,335, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2012.

Pursuant to Section 871(k) of the Internal Revenue Code, the Government Income, Inflation Protected Securities, and the Short Duration Government Funds designate $17,641,306, $19,487,361, and $432,262 respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2012.

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $5,874,549 as interest-related dividends paid during the fiscal year ended March 31, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 73828.MF.MED.TMPL/5/2012 SDFIAR12/54.2k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,013,203	$2,473,500	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$30,972	Other attest services.

Tax Fees:

• PwC	$381,228	$483,335	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2011, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2012 and March 31, 2011 were approximately $417,228 and $514,307 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2012